                   THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
                 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
                  LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

                                     Part B
                      Statement of Additional Information

                                November 1, 2002

This document is not a prospectus but should be read in conjunction with the current prospectus of The Tax-Exempt Bond Fund of America, Inc. ("TEBF"), American High-Income Municipal Bond Fund, Inc. ("AHIM"), and Limited Term Tax-Exempt Bond Fund of America ("LTEX") dated November 1, 2002. The prospectus may be obtained from your investment dealer or financial adviser or by writing to the fund at the following address:

                   The Tax-Exempt Bond Fund of America, Inc.
                 American High-Income Municipal Bond Fund, Inc.
                  Limited Term Tax-Exempt Bond Fund of America
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS



Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        3
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Management of the Funds . . . . . . . . . . . . . . . . . . . . . .       14
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       29
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       32
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       34
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       37
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       40
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       41
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       43
Shareholder Account Services and Privileges . . . . . . . . . . . .       44
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       47
General Information . . . . . . . . . . . . . . . . . . . . . . . .       48
Class A Share Investment Results and Related Statistics . . . . . .       50
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       53
Financial Statements





                   National Tax-Exempt Income Funds - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the funds' net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.


THE TAX-EXEMPT BOND FUND OF AMERICA
-----------------------------------

..    The fund will invest at least 80% of its assets in securities exempt from regular federal income tax.
..    The fund will not invest in securities subject to alternative minimum tax.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).
..    The fund will invest at least 65% of its assets in debt securities rated A or better by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or unrated but determined to be of equivalent quality.
..    The fund may invest up to 35% of its assets in debt securities rated BBB or below by S&P or Baa or below by Moody's or unrated but determined to be of equivalent quality.
..    The fund may invest up to 20% of its assets in debt securities rated BB/Ba or below or unrated but determined to be of equivalent quality.
..    The fund will invest substantially in securities with maturities in excess of three years.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
----------------------------------------
..    The fund will invest at least 80% of its assets in securities exempt from regular federal income tax (including securities subject to alternative minimum tax).

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).
..    The fund will invest at least 65% of its assets in debt securities rated A or below by S&P or Moody's or unrated but determined to be of equivalent quality.

..    The fund will invest at least 50% of its assets in debt securities rated
     BBB or below by S&P or Baa or below by Moody's or unrated but determined to be of equivalent quality.
..    The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in obligations of the same type (however, the fund may not invest 25% or more in municipal securities of the same project type issued by non-governmental entities).

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

..    The fund will invest at least 80% of its assets in securities exempt from regular federal income tax.

..    The fund may invest up to 20% of its assets in securities subject to federal alternative minimum tax.
..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).
..    The fund will invest at least 65% of its assets in debt securities rated A or better by S&P or Moody's or unrated but determined to be of equivalent quality.


                   National Tax-Exempt Income Funds - Page 2

..    The fund may invest up to 35% of its assets in debt securities rated BBB by
     S&P or Baa by Moody's or unrated but determined to be of equivalent quality. The fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or if unrated when its quality becomes equivalent to such a security).
..    The dollar-weighted average effective maturity of the fund's portfolio will be between 3 and 10 years.
..    The maximum dollar-weighted average nominal or stated maturity of the fund's portfolio will be 15 years.
..    The maximum effective maturity of any one security in the fund's portfolio will be 10 years.
..    The maximum nominal or stated maturity of any security in the fund's portfolio will be 25 years.

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


THE TAX-EXEMPT BOND FUND OF AMERICA, AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
-----------------------------------------------------------------------------
AND LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
------------------------------------------------

DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated bonds, rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.


                   National Tax-Exempt Income Funds - Page 3

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


MUNICIPAL BONDS - Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor's gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.


The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including


                   National Tax-Exempt Income Funds - Page 4 reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.


MUNICIPAL LEASE OBLIGATIONS - The funds may invest, without limitation, in municipal lease revenue obligations that are determined to be liquid by the Investment Adviser. In determining whether these securities are liquid, the Investment Adviser will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.


INSURED MUNICIPAL BONDS - The funds may invest in municipal bonds that are insured generally as to the timely payment of interest and principal. The insurance for such bonds may be purchased by the bond issuer, the funds or any other party, and is usually purchased from private, non-governmental insurance companies. The credit rating of an insured municipal bond reflects the credit rating of the insurer, based on the insurer's claims-paying ability. Insurance that covers a municipal bond does not guarantee the market value of the bond or the prices of a fund's shares.


U.S. COMMONWEALTH OBLIGATIONS - The funds may invest in obligations of the commonwealths of the United States, such as Puerto Rico, the U.S. Virgin Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal and state income taxes. Adverse political and economic conditions and developments affecting any commonwealth may, in turn, affect negatively the value of the funds' holdings in such obligations.


ZERO COUPON BONDS - Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.


PRE-REFUNDED BONDS - From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For purposes of diversification, pre-refunded bonds will be treated as governmental issues.


CASH AND CASH EQUIVALENTS - These include, but are not limited to: (i) tax-exempt commercial paper (e.g., short-term notes obligations issued by municipalities that mature, or may be redeemed in 270 days or less), (ii) municipal notes (e.g., bond anticipation notes, revenue anticipation notes, and tax anticipation notes issued by municipalities that mature, or may be redeemed in one year or less), (iii) municipal obligations backed by letters of credit issued by banks or other financial institutions or government agencies that mature, or may be redeemed in one year or less, (iv) tax-exempt variable rate debt issued by municipal conduits for corporate obligors, and (v) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed in one year or less.


                   National Tax-Exempt Income Funds - Page 5

TEMPORARY INVESTMENTS - The funds may invest in short-term municipal obligations of up to one year in maturity during periods of using temporary defensive strategies resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from such short-term municipal obligations is exempt from federal income tax. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements.


FORWARD COMMITMENTS - The funds may enter into commitments to purchase or sell securities at a future date. When a fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When a fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The funds will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of a fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the funds may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the funds to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Keeping in mind each fund's objective, the Investment Adviser will increase each fund's exposure to price volatility only when it appears likely to increase current income without undue risk to capital.


ISSUE CLASSIFICATION - Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal


                   National Tax-Exempt Income Funds - Page 6 supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.


The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the funds to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).


PRIVATE PLACEMENTS - Generally, municipal securities acquired in private placements are subject to contractual restrictions on resale. Accordingly, all private placements will be considered illiquid unless they have been specifically determined to be liquid, taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by each fund's board of directors.


RESTRICTED SECURITIES AND LIQUIDITY - The funds may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the funds' Board of Directors/Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS - The funds may enter into repurchase agreements under which the funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the funds may be delayed or limited.


AMERICAN HIGH-INCOME MUNICIPAL BOND FUND AND LIMITED TERM TAX-EXEMPT BOND FUND
------------------------------------------------------------------------------
OF AMERICA
-------

SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAX - The funds may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum tax; therefore, while each fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.


AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
----------------------------------------

CONCENTRATION OF INVESTMENTS - The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type which pay interest on their obligations from revenue of similar projects. This may make the fund more


                   National Tax-Exempt Income Funds - Page 7 susceptible to similar economic, political, or regulatory occurrences such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation. As the similarity in issuers increases, the potential for fluctuations in the fund's share price also may increase. The fund may invest more than 25% of its assets in industrial development bonds.


LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

MATURITY - Under normal market conditions, the fund's dollar-weighted average effective portfolio maturity will range between 3 and 10 years. The fund will not purchase any security with an effective maturity of more than 10 years. In calculating effective maturity, a feature such as a put, call or sinking fund will be considered to the extent it results in a security whose market characteristics indicate a maturity of 10 years or less, even though the nominal or stated maturity may be beyond 10 years. The Investment Adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the fund.


Additionally, the fund's dollar-weighted average nominal or stated portfolio maturity will not exceed 15 years, and the fund will not purchase any security with a nominal or stated maturity in excess of 25 years. For purposes of determining nominal or stated maturity, the fund will consider only the techniques approved for such purposes by the staff of the Securities and Exchange Commission which currently do not include any call or sinking fund features but are limited to those described in rule 2a-7(d) under the Investment Company Act of 1940 applicable to money market funds.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the funds' annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - Each fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended ("1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting


                   National Tax-Exempt Income Funds - Page 8 securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on a funds' net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the relevant fund.


THE TAX-EXEMPT BOND FUND OF AMERICA
-----------------------------------

These restrictions provide that the fund may not:


1. With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2. Enter into any repurchase agreement if, as a result, more than 10% of the value of the fund's total assets would be subject to repurchase agreements maturing in more than seven days;

3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

4. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

5. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

6. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

7. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

8. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

9.   Invest in companies for the purpose of exercising control or management;

10. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

11. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof.


                   National Tax-Exempt Income Funds - Page 9

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.



For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

For purposes of Investment Restriction #10, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


     (a) The fund may not invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction;

     (b)
     The fund may not invest more than 15% of its net assets in securities which are not readily marketable.

     (c) The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
----------------------------------------

These restrictions provide that the fund may not:


1. With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

2.   Invest in companies for the purpose of exercising control or management;

3. Purchase or sell real estate (including real estate limited partnerships) unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);


                   National Tax-Exempt Income Funds - Page 10

4. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

5. Engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

6. Make loans in an aggregate amount in excess of 33(alpha)% of the value of the fund's total assets, taken at the time any loan is made, provided that the purchase of debt securities pursuant to the fund's investment objective and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction and that loans of portfolio securities may be made;

7. Issue senior securities, except as permitted under the Investment Company Act of 1940;

8. Borrow money, except from banks for temporary or emergency purposes not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

9. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features);

10. Invest 25% or more of its assets in municipal securities of the same project type issued by non-governmental entities. However, the fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: general obligations of states and localities; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; or industrial development or pollution control bonds issued for hospitals, electric utility systems, life care facilities or other purposes. As a result, the fund may be more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. As the concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the fund's shares also increases; nor

11. Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax. For this purpose, securities subject to federal alternative minimum tax are considered tax-exempt securities. In the alternative, the fund will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.


                   National Tax-Exempt Income Funds - Page 11

NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


1. The fund does not currently intend (at least for the next 12 months) to lend portfolio securities. However, if such action is authorized by the Board of Directors, loans of portfolio securities as described under "Loans of Portfolio Securities" shall be made in accordance with the terms and conditions therein set forth and consistent with fundamental investment restriction #6;

2. The fund will not invest more than 15% of the value of its net assets in illiquid securities;

3. The fund does not currently intend (at least for the next 12 months) to invest in the securities of other registered management investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or in connection with the implementation of any deferred compensation plan as adopted by the Board of Directors;

4. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5% of total assets.

For the purposes of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

These restrictions provide that the fund may not:


 1. With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 3. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

 4. Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

 5. Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;


                   National Tax-Exempt Income Funds - Page 12

 6.  Invest in companies for the purpose of exercising control or management;

 7. Make loans to others except for (a) purchasing debt securities; (b) entering into repurchase agreements; and (c) loaning portfolio securities;

 8. Issue senior securities, except as permitted under the Investment Company Act of 1940;

 9. Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage; nor

10. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features).

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.


NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


1. The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2. The fund does not currently intend (at least for the next 12 months) to invest in the securities of other investment companies except as permitted by the 1940 Act, as amended.

3. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5%.

4. The fund does not currently intend (at least for the next 12 months) to invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects. The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction.

5. The fund does not currently intend (at least for the next 12 months) to loan portfolio securities.

For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.


                   National Tax-Exempt Income Funds - Page 13

                            MANAGEMENT OF THE FUNDS


BOARD OF DIRECTORS/TRUSTEES AND OFFICERS

                                      YEAR FIRST                                       NUMBER OF BOARDS
                                        ELECTED                                         WITHIN THE FUND
                         POSITION     A DIRECTOR/                                     COMPLEX/2/ ON WHICH   OTHER DIRECTORSHIPS/3/
                         WITH THE       TRUSTEE      PRINCIPAL OCCUPATION(S) DURING    DIRECTOR/TRUSTEE              HELD
     NAME AND AGE         FUNDS     OF THE FUNDS/1/           PAST 5 YEARS                  SERVES           BY DIRECTOR/TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Director/       1999         Corporate Director and                  14            Carnival Corporation
 Jr.                     Trustee                      author;
 Age: 68                                              former United States
                                                      Ambassador
                                                      to Spain; former Vice
                                                      Chairman,
                                                      Knight Ridder, Inc.; former
                                                      Chairman and Publisher, The
                                                                              ---
                                                      Miami Herald
                                                      ------------
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director/     TEBF 1979      Private investor; former                19            Ducommun Incorporated;
 Christie                Trustee       AHIM 1994      President                                             IHOP Corporation;
 Age: 69                               LTEX 1993      and Chief Executive Officer,                          Southwest Water
                                                      The                                                   Company;
                                                      Mission Group (non-utility                            Valero L.P.
                                                      holding
                                                      company subsidiary of
                                                      Southern
                                                      California Edison Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Director/       1994         CEO and President, The Earth            12            Allegheny Technologies;
 Age: 53                 Trustee                      Technology Corporation                                BF Goodrich;
                                                      (international consulting                             Teledyne Technologies
                                                      engineering)
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Director/     TEBF 1989      Managing Director, Senior               16            None
 Age: 67                 Trustee       AHIM 1994      Resource Group LLC
                                       LTEX 1993      (development and management
                                                      of
                                                      senior living communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Director/       1994         President, Fuller Consulting            14            None
 Age: 56                 Trustee                      (financial management
                                                      consulting
                                                      firm)
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Director/     TEBF 1991      Chairman and CEO, AECOM                 13            Southwest Water Company
 Age: 67                 Trustee       AHIM 1994      Technology Corporation
                                       LTEX 1993      (engineering, consulting and
                                                      professional services)
-----------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Director/       1999         Principal, The Sanchez Family           12            None
 Age: 59                 Trustee                      Corporation dba McDonald's
                                                      Restaurants (McDonald's
                                                      licensee)
-----------------------------------------------------------------------------------------------------------------------------------




                   National Tax-Exempt Income Funds - Page 14

                                       YEAR FIRST        PRINCIPAL OCCUPATION(S) DURING
                                         ELECTED                PAST 5 YEARS AND              NUMBER OF BOARDS
                                       A DIRECTOR/               POSITIONS HELD                WITHIN THE FUND
                        POSITION         TRUSTEE            WITH AFFILIATED ENTITIES         COMPLEX/2/ ON WHICH
                        WITH THE     AND/OR OFFICER       OR THE PRINCIPAL UNDERWRITER        DIRECTOR/TRUSTEE
    NAME AND AGE          FUNDS      OF THE FUNDS/1/              OF THE FUNDS                     SERVES
------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/TRUSTEES/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Don R. Conlan         LTEX:              1996         President (retired), The Capital               7
 Age: 66               Trustee                         Group Companies, Inc.*
------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine    AHIM and         TEBF 1979      Senior Vice President and                     12
 Age: 72               TEBF: Vice       AHIM 1994      Director, Capital Research and
                       Chairman         LTEX 1993      Management Company
                       and
                       Director

                       LTEX:
                       President
                       and Trustee
------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.    Chairman of      TEBF 1986      Executive Vice President and                  17
 Age: 53               the Board        AHIM 1994      Director, Capital Research and
                                        LTEX 1993      Management Company; Director,
                                                       American Funds Distributors, Inc.*
------------------------------------------------------------------------------------------------------------------
 Neil L. Langberg      TEBF:            TEBF 1985      Vice President - Investment                    1
 Age: 49               President        AHIM 1994      Management Group, Capital
                       and              LTEX 1993      Research and Management
                       Director                        Company

                       AHIM and
                       LTEX:
                       Senior Vice
                       President
------------------------------------------------------------------------------------------------------------------
 Mark R. Macdonald     AHIM:            AHIM 1996      Senior Vice President, Capital                 1
 Age: 43               President                       Research and Management
                       and                             Company
                       Director
------------------------------------------------------------------------------------------------------------------




                       OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE           BY DIRECTOR/TRUSTEE
---------------------------------------------------
 "INTERESTED" DIRECTORS/TRUSTEES/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Don R. Conlan         None
 Age: 66
---------------------------------------------------
 Abner D. Goldstine    None
 Age: 72
---------------------------------------------------
 Paul G. Haaga, Jr.    None
 Age: 53
---------------------------------------------------
 Neil L. Langberg      None
 Age: 49
---------------------------------------------------
 Mark R. Macdonald     None
 Age: 43
---------------------------------------------------





                   National Tax-Exempt Income Funds - Page 15

                                                                                         PRINCIPAL OCCUPATION(S) DURING
                               POSITION             YEAR FIRST ELECTED                  PAST 5 YEARS AND POSITIONS HELD
                               WITH THE                 AN OFFICER                          WITH AFFILIATED ENTITIES
     NAME AND AGE               FUNDS                 OF THE FUNDS/1/              OR THE PRINCIPAL UNDERWRITER OF THE FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Michael J. Downer          Vice President           1994                    Vice President and Secretary, Capital Research and
 Age: 47                                                                     Management
                                                                             Company; Secretary, American Funds Distributors,
                                                                             Inc.*; Director,
                                                                             Capital Bank and Trust Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Brenda S. Ellerin      Senior Vice President   TEBF 1999AHIM 2001LTEX 1997  Senior Vice President and Director, Capital Research
 Age: 39                - TEBF and LTEX; Vice                                Company*
                           President - AHIM
-----------------------------------------------------------------------------------------------------------------------------------
 David A. Hoag          Senior Vice President   TEBF 1999AHIM 1997           Senior Vice President, Capital Research Company*
 Age: 37                   - TEBF and LTEX;
-----------------------------------------------------------------------------------------------------------------------------------
 Edward B. Nahmias      Vice President - AHIM   AHIM 1999                    Vice President and Director, Capital Research Company*
 Age: 50
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams            Secretary         TEBF 1982AHIM 1994LTEX 1993  Vice President - Fund Business Management Group,
 Age: 54                                                                     Capital
                                                                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,            Treasurer         TEBF 1993AHIM 1994LTEX 1993  Vice President - Fund Business Management Group,
 Jr.                                                                         Capital
 Age: 39                                                                     Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick     Assistant Secretary         1994                    Assistant Vice President - Fund Business Management
 Age: 38                                                                     Group,
                                                                             Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman       Assistant Treasurer         2001                    Vice President - Fund Business Management Group,
 Age: 32                                                                     Capital
                                                                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------




                   National Tax-Exempt Income Funds - Page 16

* Company affiliated with Capital Research and Management Company.

1 Directors/Trustees and officers of the funds serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director/trustee as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the funds' Investment Adviser, Capital Research and Management Company, or its affiliated entities
  (including the funds' principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS/TRUSTEES AND OFFICERS OF THE FUNDS IS 333 SOUTH HOPE STREET - 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                   National Tax-Exempt Income Funds - Page 17

FUND SHARES OWNED BY DIRECTORS/TRUSTEES AS OF DECEMBER 31, 2001



                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                         OWNED IN ALL FUNDS
                                                       WITHIN AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED            BY DIRECTOR/TRUSTEE
--------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/TRUSTEES
--------------------------------------------------------------------------------
 Richard G. Capen, Jr.           TEBF: None                 Over $100,000
                                 AHIM: None
                                 LTEX: None
--------------------------------------------------------------------------------
 H. Frederick Christie      TEBF: Over $100,000             Over $100,000
                                 AHIM: None
                                 LTEX: None
--------------------------------------------------------------------------------
 Diane C. Creel              TEBF: $1 - $10,000           $10,001 - $50,000
                             AHIM: $1 - $10,000
                             LTEX: $1 - $10,000
--------------------------------------------------------------------------------
 Martin Fenton               TEBF: $1 - $10,000             Over $100,000
                                 AHIM: None
                                 LTEX: None
--------------------------------------------------------------------------------
 Leonard R. Fuller           TEBF: $1 - $10,000          $50,001 - $100,000
                                 AHIM: None
                             LTEX: $1 - $10,000
--------------------------------------------------------------------------------
 Richard G. Newman           TEBF: $1 - $10,000             Over $100,000
                             AHIM: $1 - $10,000
                             LTEX: $1 - $10,000
--------------------------------------------------------------------------------
 Frank M. Sanchez            TEBF: $1 - $10,000           $10,001 - $50,000
                             AHIM: $1 - $10,000
                             LTEX: $1 - $10,000
--------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/TRUSTEES/2/
--------------------------------------------------------------------------------
 Don R. Conlan                   TEBF: N/A                  Over $100,000
                                 AHIM: N/A
                                 LTEX: None
--------------------------------------------------------------------------------
 Abner D. Goldstine         TEBF: Over $100,000             Over $100,000
                            AHIM: Over $100,000
                          LTEX: $10,001 - $50,000
--------------------------------------------------------------------------------
 Paul G. Haaga, Jr.         TEBF: Over $100,000             Over $100,000
                          AHIM: $50,001 - $100,000
                                 LTEX: None
--------------------------------------------------------------------------------
 Neil L. Langberg         TEBF: $10,001 - $50,000          Over $100,000
                                 AHIM: N/A
                                 LTEX: N/A
--------------------------------------------------------------------------------
 Mark R. Macdonald               TEBF: N/A                 Over $100,000
                            AHIM: Over $100,000
                                 LTEX: N/A
--------------------------------------------------------------------------------




                   National Tax-Exempt Income Funds - Page 18

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors/trustees include shares owned through The Capital Group Companies,
  Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the funds' Investment Adviser, Capital
  Research and Management Company, or its affiliated entities (including the funds' principal underwriter).

DIRECTOR/TRUSTEE COMPENSATION PAID DURING THE 2002 FISCAL YEAR

No compensation is paid by the funds to any officer or Director/Trustee who is a director, officer or employee of the Investment Adviser or its affiliates. AHIM, LTEX and TEBF pay annual fees of $1,500, $1,500 and $3,000, respectively, to Directors/Trustees who are not affiliated with the Investment Adviser, plus $210 for each Board of Directors/Trustees meeting attended; $2,520 per Contracts Committee meeting attended; and $1,000 per Audit and Nominating Committee meeting attended. Certain of the funds' Directors/Trustees may also serve as Committee members for other American Funds whose Committees meet jointly with those of the fund. Accordingly, the Committee fees are allocated among the funds participating in the meetings.


No pension or retirement benefits are accrued as part of fund expenses. The Directors/Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the funds. The funds also reimburse certain expenses of the Directors/Trustees who are not affiliated with the Investment Adviser.





                                                      TOTAL COMPENSATION (INCLUDING
                                                          VOLUNTARILY DEFERRED
                         AGGREGATE COMPENSATION             COMPENSATION/2/)
                         (INCLUDING VOLUNTARILY         FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/2/)    CAPITAL RESEARCH AND MANAGEMENT
         NAME                FROM THE FUNDS           COMPANY OR ITS AFFILIATES/3/
-------------------------------------------------------------------------------------
 Richard G. Capen,            $3,923/4/ TEBF                $ 98,725 7/31/02
 Jr.                          $2,798/4/ AHIM                $ 95,490 8/31/02
                              $2,798/4/ LTEX
-------------------------------------------------------------------------------------
 H. Frederick                 $3,923/4/ TEBF                $222,225 7/31/02
 Christie                     $2,798/4/ AHIM                $218,990 8/31/02
                              $2,798/4/ LTEX
-------------------------------------------------------------------------------------
 Diane C. Creel               $4,259/4/ TEBF                $ 56,475 7/31/02
                              $4,132/4/ AHIM                $ 53,955 8/31/02
                              $4,132/4/ LTEX
-------------------------------------------------------------------------------------
 Martin Fenton                $4,259/4/ TEBF                $201,475 7/31/02
                              $4,132/4/ AHIM                $199,955 8/31/02
                              $4,132/4/ LTEX
-------------------------------------------------------------------------------------
 Leonard R. Fuller            $3,923/4/ TEBF                $ 96,975 7/31/02
                              $2,798/4/ AHIM                $116,573 8/31/02
                              $2,798/4/ LTEX
-------------------------------------------------------------------------------------
 Richard G. Newman            $ 4,259 TEBF                  $134,975 7/31/02
                              $ 4,132 AHIM                  $132,455 8/31/02
                              $ 4,132 LTEX
-------------------------------------------------------------------------------------
 Frank M. Sanchez             $ 4,259 TEBF                  $ 56,475 7/31/02
                              $ 4,132 AHIM                  $ 53,955 8/31/02
                              $ 4,132 LTEX
-------------------------------------------------------------------------------------





                   National Tax-Exempt Income Funds - Page 19

1 The Tax-Exempt Bond Fund of America's fiscal year ends on August 31.  American
  High-Income Municipal Bond Fund's and Limited Term Tax-Exempt Bond Fund of America's fiscal year ends on July 31.

2 Amounts may be deferred by eligible Directors/Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors/Trustees.
3 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
4 Since the deferred compensation plans' adoption, the total amount of deferred compensation accrued by the funds (plus earnings thereon) through the 2002 fiscal year for participating Directors/Trustees is as follows:
  TEBF - Richard G. Capen, Jr. ($7,318), H. Frederick Christie ($10,944), Diane
  C. Creel ($10,654), Martin Fenton ($10,414) and Leonard R. Fuller ($17,842). AHIM - Richard G. Capen, Jr. ($5,127), H. Frederick Christie ($7,318), Diane
  C. Creel ($4,676), Martin Fenton ($1,162) and Leonard R. Fuller ($7,373). LTEX - Richard G. Capen, Jr. ($5,127), H. Frederick Christie ($6,938), Diane
  C. Creel ($4,676), Martin Fenton ($8,774) and Leonard R. Fuller ($7,373). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the funds until paid to the Directors/Trustees.

As of October 1, 2002, the officers and Directors/Trustees of each fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS/TRUSTEES

Each fund is an open-end, diversified management investment company. The Tax-Exempt Bond Fund of America and American High-Income Municipal Bond Fund were each organized as a Maryland corporation on July 20, 1979 and June 14, 1994, respectively. Limited Term Tax-Exempt Bond Fund of America was organized as a Massachusetts business trust on July 12, 1993. All fund operations are supervised by the funds' Board of Directors/Trustees which meets periodically and performs duties required by applicable state and federal laws.


                   National Tax-Exempt Income Funds - Page 20

Under Maryland law, the business and affairs of a fund are managed under the direction of the Board of Directors, and all powers of a fund are exercised by or under the authority of the Board except as reserved to the stockholders by law or a fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of a fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


Massachusetts common law provides that a Trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a Trustee in accordance with that fiduciary duty. Generally, a Trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.


Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the funds as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the funds.


The funds have several different classes of shares including Classes A, B, C, F and R-5. Class R- 5 shares are available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


The  shares of each class  represent  an  interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors/Trustees and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The funds do not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of a fund's shares, a fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS/TRUSTEES

The funds have an Audit Committee comprised of Diane C. Creel, Martin Fenton, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee oversees the funds' accounting and financial reporting policies and practices, their internal controls and the internal controls of the funds' principal service providers. The Committee acts as a liaison between the funds' independent accountants and the full Board of Directors/Trustees. Two TEBF, four AHIM and four LTEX Audit Committee meetings were held during the 2002 fiscal year.


                   National Tax-Exempt Income Funds - Page 21

The funds have a Contracts Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between each fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors/Trustees on these matters. One Contracts Committee meeting was held during the 2002 fiscal year.


The funds have a Nominating Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee periodically reviews such issues as each Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors/Trustees. The Committee also evaluates, selects and nominates candidates for independent directors/trustees to each Board of Directors/ Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Boards. Such suggestions must be sent in writing to the Nominating Committee of the funds, c/o the funds' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. One Nominating Committee meeting was held during the 2002 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreements (the "Agreements") between the funds and the Investment Adviser will continue in effect until May 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors/Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant fund, and (ii) the vote of a majority of Directors/ Trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such


                   National Tax-Exempt Income Funds - Page 22 approval. The Agreements provide that the Investment Adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).


In determining whether to renew the Agreements each year, the Contracts Committee of the Board of Directors/Trustees evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors/Trustees. At its most recent meeting, the Committee reviewed and considered a number of factors in recommending renewal of the existing Agreements, including the quality of services provided to the funds, fees and expenses borne by the funds, financial results of the Investment Adviser, and comparative data for other mutual funds.


In reviewing the quality of services provided to each fund, the Committee noted that during 2001, each fund's results were better than those of funds in each fund's peer group and were well above the median for AHIM's and LTEX's five-year and lifetime periods and for TEBF's five- and ten-year periods ended December 31, 2001. The Committee also considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to each fund.


In reviewing the fees and expenses borne by each fund, the Committee noted, among other things, that each fund's advisory fees and its total expenses over various periods as a percentage of its average net assets were highly favorable in relation to each fund's peer group. The Committee also discussed steps taken by the Investment Adviser to control overall expenses during a period of market uncertainty and reviewed various scenarios involving variables in sales, redemptions, markets and expenses.


Based on their review, the Committee and the Boards concluded that the advisory fees and other expenses of each fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the funds. The funds pay all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to their shareholders; taxes; expenses of the issuance and redemption of shares of the funds (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the funds' Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors/Trustees unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the funds; and costs of assembling and storing shareholder account data.


                   National Tax-Exempt Income Funds - Page 23

FOR TEBF the Investment Adviser receives a monthly fee based on the following rates and net asset levels:


                                NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.16                   3,000,000,000
------------------------------------------------------------------------------


The agreement also provides for fees based on monthly gross investment income at the following rates:


                      MONTHLY GROSS INVESTMENT INCOME


              RATE                       IN EXCESS OF                  UP TO
---------------------------------------------------------------------------------------
              3.00%                       $        0                 $3,333,333
---------------------------------------------------------------------------------------
              2.50                         3,333,333                  8,333,333
---------------------------------------------------------------------------------------
              2.25                         8,333,333
---------------------------------------------------------------------------------------



Assuming net assets of $3.0 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.27%, 0.30%, 0.32%, 0.34% and
0.36%, respectively. For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed the lesser of either 25% of gross income of the fund for the preceding year or the sum of (a) 1-1/2% of the average daily net assets of the preceding year up to and including $30,000,000 and (b) 1% of any excess of average daily net assets of the preceding year over $30,000,000. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent each fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


FOR AHIM the Investment Adviser receives a monthly fee at the annual rate of 0.30% on the first $60 million of average net assets, plus 0.21% on net assets over $60 million, plus 3% of gross investment income. Assuming net assets of $950 million and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.31%, 0.34%, 0.36%, 0.40% and 0.42%, respectively.
 For the purposes of such computations under the Agreement, the fund's gross


                   National Tax-Exempt Income Funds - Page 24 investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.


The Investment Adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


FOR LTEX the Investment Adviser receives a monthly fee, at an annual rate of 0.30% per annum on the first $60 million of the fund's average net assets, plus 0.21% per annum on the portion of such net assets in excess of $60 million, plus 3% of the fund's gross investment income. Assuming net assets of $710 million and gross income levels of 3%, 4%, 5%, 6%, and 7%, management fees would be 0.33%, 0.36%, 0.38%, 0.43% and 0.45%, respectively. For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.


The Investment Adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2002, 2001, and 2000, the Investment Adviser received advisory fees as follows:





                         2002               2001                2000
----------------------------------------------------------------------------
      TEBF            $8,315,000         $6,893,000          $6,502,000
----------------------------------------------------------------------------
      AHIM             3,065,000          2,451,000           2,240,000
----------------------------------------------------------------------------
      LTEX             1,323,000          1,025,000           1,045,000
----------------------------------------------------------------------------




ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between each fund and the Investment Adviser relating to the funds'


                   National Tax-Exempt Income Funds - Page 25

Class C, F and R-5 shares will continue in effect until May 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors/Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that each fund may terminate the agreement at any time by vote of a majority of Directors/Trustees who are not interested persons of such fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the relevant fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the funds' Class C, F and R-5 shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the funds' Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the funds' Class C, F and R-5 shares. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between each fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the funds' Class C and F shares. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of the funds' Class C and F shares. Administrative services fees paid for Class C and F shares for the fiscal periods ended 2002 were $70,000 and $35,000 for TEBF, respectively, $23,000 and $12,000 for AHIM, respectively, and $31,000 and $12,000 for LTEX, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of each fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives amounts payable pursuant to the Plans (see below). In addition, the Principal Underwriter receives revenues from sales of each fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the Principal Underwriter sells the rights to Class B 12b-1 fees paid by each fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply to Class C shares during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, The fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers of Class F shares.


                   National Tax-Exempt Income Funds - Page 26

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:


                                                                     COMMISSIONS,        ALLOWANCE OR

                                               FISCAL YEAR/PERIOD       REVENUE          COMPENSATION

                                                                   OR FEES RETAINED       TO DEALERS
---------------------------------------------------------------------------------------------------------
                                                                     $1,739,000 TEBF      $6,673,000 TEBF
                                                                        647,000 AHIM       2,485,000 AHIM
                   CLASS A                            2002              387,000 LTEX       1,491,000 LTEX
                                                                        947,000 TEBF       3,515,000 TEBF
                                                                        306,000 AHIM       1,182,000 AHIM
                                                      2001              113,000 LTEX         420,000 LTEX
                                                                        502,000 TEBF       1,952,000 TEBF
                                                                        229,000 AHIM         901,000 AHIM
                                                      2000              111,000 LTEX         443,000 LTEX
                                                                        380,000 TEBF       2,047,000 TEBF
                                                                        154,000 AHIM         835,000 AHIM
                   CLASS B                            2002               85,000 LTEX         496,000 LTEX
                                                                        148,000 TEBF         864,000 TEBF
                                                                         64,000 AHIM         363,000 AHIM
                                                      2001               19,000 LTEX         106,000 LTEX
                                                                         28,724 TEBF         134,323 TEBF
                                                      2000               15,938 AHIM          74,986 AHIM
                                                                          5,864 LTEX          28,030 LTEX
---------------------------------------------------------------------------------------------------------



Each fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Boards of Directors/Trustees and separately by a majority of the Directors/Trustees who are not "interested persons" of the funds and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the funds include: shareholder services; savings to the funds in transfer agency costs; savings to the funds in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors/trustees who are not "interested persons" of the fund are committed to the discretion of the directors/ trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Boards of Directors/Trustees.


Under the Plans, each fund may annually expend: (i) for Class A shares, up to 0.25% (0.30% in the case of AHIM and LTEX) of its average daily net assets attributable to Class A shares, (ii) for Class B shares, 1.00% of its average daily net assets attributable to Class B shares, (iii) for Class


                   National Tax-Exempt Income Funds - Page 27

C shares, 1.00% of its average daily net assets attributable to Class C shares, and (iv) for Class F shares, up to 0.50% of its average daily net assets attributable to Class F shares, to finance any activity primarily intended to result in the sale of fund shares, provided each fund's Board of Directors/Trustees has approved the category of expenses for which payment is being made.


For Class A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under each fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable. As of August 31, 2002, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A shares totaled $3,275,000 for TEBF.

As of July 31, 2002, unreimbursed expenses which were subject to reimbursement under the Plans for AHIM and LTEX were $522,000 and, $1,287,000, respectively, for Class A shares;


For Class B shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under each fund's Class F Plan for distribution-related expenses.


During the 2002 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
                                   $5,934,000 TEBF               $998,000 TEBF
        CLASS A                     2,146,000 AHIM                200,000 AHIM
                                    1,178,000 LTEX                 81,000 LTEX
------------------------------------------------------------------------------
                                      498,000 TEBF                 21,000 TEBF
        CLASS B                       204,000 AHIM                  9,000 AHIM
                                       75,000 LTEX                  2,000 LTEX
------------------------------------------------------------------------------
                                      435,000 TEBF                 10,000 TEBF
        CLASS C                       139,000 AHIM                  3,000 AHIM
                                      194,000 LTEX                  3,000 LTEX
------------------------------------------------------------------------------
                                       48,000 TEBF                  2,000 TEBF
        CLASS F                        15,000 AHIM                    255 AHIM
                                       15,000 LTEX                    236 LTEX
------------------------------------------------------------------------------




                   National Tax-Exempt Income Funds - Page 28

OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the funds or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION - Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code") so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.


To avoid federal excise taxes, the Code requires each fund to distribute by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year.


Interest on the municipal securities purchased by each fund is believed to be free from regular federal income tax. However, the Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     DIVIDENDS - By meeting certain requirements of the Code, each fund qualifies to pay exempt-interest dividends to shareholders. These dividends ("exempt-interest dividends") are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obli-


                   National Tax-Exempt Income Funds - Page 29 gations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes.

     CAPITAL GAIN DISTRIBUTIONS - Each fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gain, regardless of how long a particular shareholder has held shares in each fund.

     A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.


SHAREHOLDER TAXATION - Individual shareholders are required to report to the federal government all exempt-interest dividends and all other tax-exempt interest received.


Distributions by each fund result in a reduction in the net asset value of each fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless will be taxable to the shareholder to the extent it consists of ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which may be taxable to them, in whole or in part.


Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If a shareholder redeems fund shares, or exchanges shares for shares of a different fund, the IRS will require the shareholder to report any gain or loss on the redemption or exchange. Generally, the gain or loss realized will be capital gain or loss and will be long-term or short-term, generally depending on how long the shareholder held the shares.


Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to a shareholder with respect to fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by each fund on those shares.


All or a portion of any loss a shareholder realizes upon the redemption of fund shares will be disallowed to the extent that shareholder buys other shares in each fund (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased.


If a shareholder redeems shares in each fund, and then reinvests the sales proceeds in each fund or in another fund within 90 days of buying the original shares, the sales charge that would otherwise apply to the shareholder's reinvestment may be reduced or eliminated. The IRS will require the shareholder to report any gain or loss on the redemption of the original shares in each fund. In doing so, all or a portion of the sales charge paid by the shareholder for the original shares in the fund will be excluded from the shareholder's tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on the reinvestment. Any


                   National Tax-Exempt Income Funds - Page 30 portion of the sales charge excluded from a shareholder's tax basis in the shares sold will be added to the tax basis of the shares acquired from the reinvestment.


Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject a shareholder to or increase liability under federal and state alternative minimum taxes, depending on a shareholder's individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.


Each fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income without fluctuation of principal. Shares of each fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of each fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.


Each fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of each fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on taxable dividends, excluding long-term capital gain distributions, received by him or her.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                   National Tax-Exempt Income Funds - Page 31

                               PURCHASE OF SHARES



        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open an account, then   application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open an account, then   establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------



Each fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the funds' distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit


                   National Tax-Exempt Income Funds - Page 32 sharing plans. In addition, the state tax-exempt funds are only offered in certain states and tax- exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deduction and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class F shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):


                                                                 FUND NUMBERS
                                                    ----------------------------------------
FUND                                                CLASS A   CLASS B   CLASS C    CLASS F
--------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . .      02       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . .      11       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . .      03       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . .      12       212       312        412
Capital World Growth and Income Fund/SM/  . . . .      33       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . .      16       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . .      10       210       310        410
The Growth Fund of America/SM/  . . . . . . . . .      05       205       305        405
The Income Fund of America/(R)/ . . . . . . . . .      06       206       306        406
The Investment Company of America/(R)/  . . . . .      04       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . .      14       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . .      07       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . .      36       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . .      35       235       335        435
Washington Mutual Investors Fund/SM/  . . . . . .      01       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . .      40       240       340        440
American High-Income Trust/SM/  . . . . . . . . .      21       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . .      08       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . .      31       231       331        431
Intermediate Bond Fund of America/(R)/  . . . . .      23       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/       43       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . . . .      19       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . . .      20       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . . .      24       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . . .      25       225       325        425
U.S. Government Securities Fund/SM/ . . . . . . .      22       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . .      09       209       309        409
The Tax-Exempt Money Fund of America/SM/  . . . .      39       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . . .      49       N/A       N/A        N/A
___________
*Available only in certain states.




                   National Tax-Exempt Income Funds - Page 33

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)


                                                                                                 DEALER
                                                                         SALES CHARGE AS       COMMISSION
                                                                        PERCENTAGE OF THE:    AS PERCENTAGE
                                                                        ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                                  NET AMOUNT  OFFERING     OFFERING
                                                                       -INVESTED-   PRICE         PRICE
----------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                      6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                      5.26       5.00          4.25
$50,000 but less than $100,000. .                                        4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                       3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                        3.63       3.50          2.75
$250,000 but less than $500,000 .                                        2.56       2.50          2.00
$500,000 but less than $750,000 .                                        2.04       2.00          1.60
$750,000 but less than $1 million                                        1.52       1.50          1.20
$1 million or more . . . . . . . .                                       none       none      see below
------------------------------------------------------------------------------------------------------------




                   National Tax-Exempt Income Funds - Page 34

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current and retired registered investment advisers, with respect to accounts established while active, registered with the Principal Underwriter, or full-time employees (and their spouses, parents, and children) of registered investment advisers registered with the Principal Underwriter and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;


                   National Tax-Exempt Income Funds - Page 35

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:




   CONTINGENT DEFERRED SALES CHARGE ON
         SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 --------------------------------------------------------------------------
                    1                                   5.00%
                    2                                   4.00
                    3                                   4.00
                    4                                   3.00
                    5                                   2.00
                    6                                   1.00




There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class A, B and C Shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F SALES CHARGE - Class F shares are sold with no initial or contingent deferred sales charge.


                   National Tax-Exempt Income Funds - Page 36

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases,


                   National Tax-Exempt Income Funds - Page 37 if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your


                   National Tax-Exempt Income Funds - Page 38 spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust; or

     .endowments or foundations established and controlled by you or your immediate family.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested


                   National Tax-Exempt Income Funds - Page 39 less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A, B AND C SHARES - Any CDSC on Class A, B and C shares may be waived only in the following cases:


(1) Permitted exchanges of shares as described in the prospectus, provided that the shares acquired by such exchanges are not redeemed within: (i) one year of the initial purchase in the case of Class A shares, (ii) six years of the initial purchase in the case of Class B shares, or (iii) one year of the initial purchase in the case of Class C shares.

(2)  Tax-free returns of excess contributions to IRAs.

(3) Redemptions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

(4) The following types of transactions, if together they do not exceed 12% of the value of an account annually (the "12% limit"):

     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2.

     . Redemptions through a systematic withdrawal plan ("SWP") (see "Automatic Withdrawals" under "Shareholder Account Services and Privileges", below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the


                   National Tax-Exempt Income Funds - Page 40 terms and conditions for Class A, B, C and F shares contained in the funds' current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: 1) Class A shares at net asset value; 2) Class A shares subject to the applicable initial sales charge; 3) Class B shares; 4) Class C shares; or 5) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the funds' current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the funds' current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the funds or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the funds after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


                   National Tax-Exempt Income Funds - Page 41

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the funds' Board. The fair value of all other assets is added to the value of securities to arrive at the total assets. The funds' Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the funds' Investment Adviser. The Board receives regular reports describing fair valued securities and the methodologies used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the funds might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security and size of the holding, the existence of contractual or legal restrictions on resale, any relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If events occur after the close of a market (and before the close of the New York Stock Exchange, when these funds' net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices will be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.


                   National Tax-Exempt Income Funds - Page 42

Any purchase order may be rejected by the Principal Underwriter or by each fund. The Principal Underwriter will not knowingly sell shares of each fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of each fund without the consent of a majority of each fund's Board of Directors/Trustees.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees.
 Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     --Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     --    Requests must be signed by the registered shareholder(s).

     --    A signature guarantee is required if the redemption is:

          -  Over $75,000;

          - Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     --Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     --You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     --Redemptions by telephone, fax or the Internet (including American
          FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.


                   National Tax-Exempt Income Funds - Page 43

     --    Checks must be made payable to the registered shareholder(s).

     --
          Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     --You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     --You may establish check writing privileges (use the money market funds application).

          -
             If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account.


                   National Tax-Exempt Income Funds - Page 44

To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the following business day.
 However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based


                   National Tax-Exempt Income Funds - Page 45 programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares" above), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - You may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day.
 However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need


                   National Tax-Exempt Income Funds - Page 46 your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The funds' Articles of Incorporation or Declaration of Trust permit the funds to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in each fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors/Trustees of the funds may from time to time adopt.


While payment of redemptions normally will be in cash, TEBF's and AHIM's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the funds when in the opinion of each fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the funds' portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The funds do not consider that they have an obligation to


                   National Tax-Exempt Income Funds - Page 47 obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the funds, they are effected only when the Investment Adviser believes that to do so is in the interest of the funds. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The funds will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the 2002, 2001 and 2000 fiscal years for TEBF, amounted to $3,225,000, $2,407,000 and $1,036,000, respectively.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the 2002, 2001 and 2000 fiscal years for AHIM, amounted to $1,090,000, $649,000 and $602,000, respectively.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the 2002, 2001 and 2000 fiscal years for LTEX, amounted to $717,000, $149,000 and $147,000, respectively. The volume of securities subject to dealer concessions purchased by the fund increased during the 2002 fiscal year resulting in an increase in brokerage commissions paid on portfolio transactions.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolios, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee by TEBF, AHIM and LTEX of $542,000, $200,000 and $78,000, respectively, for Class A shares, and $14,000, $7,000 and $2,000 for Class B shares, respectively, for the 2002 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Street, Los Angeles, CA 90071, serves as each fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Reports have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of each fund's independent accountant is reviewed and determined annually by the Board of Directors/Trustees.


                   National Tax-Exempt Income Funds - Page 48

INDEPENDENT LEGAL COUNSEL - Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA 90071, currently serves as counsel for the funds, and for Directors/ Trustees who are not interested persons (as defined under the 1940 Act) of the funds. Certain legal matters in connection with the capital shares and shares of beneficial interest offered by the prospectus have been passed upon for the funds by Paul, Hastings, Janofsky & Walker LLP. Counsel does not currently provide legal services to the funds' investment adviser or any of its affiliates. The selection of the funds' "independent legal counsel" will be determined annually by the independent Directors/Trustees of the funds as prescribed by the 1940 Act and the rules thereunder.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - TEBF'S fiscal year ends on August 31. AHIM's and LTEX's fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The funds' annual financial statements are audited by the funds' independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the funds. In an effort to reduce the volume of mail shareholders receive from the funds when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The funds and Capital Research and Management Company and its affiliated companies, including each fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which each funds may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


         DETERMINATION OF TEBF'S NET ASSET VALUE, REDEMPTION PRICE AND

   MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2002


Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $12.41
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $12.89




                   National Tax-Exempt Income Funds - Page 49

         DETERMINATION OF AHIM'S NET ASSET VALUE, REDEMPTION PRICE AND

    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- JULY 31, 2002


Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $15.28
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $15.88


         DETERMINATION OF LTEX'S NET ASSET VALUE, REDEMPTION PRICE AND

          MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- J


Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $15.28
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $15.88

                                ULY 31, 2002


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

TEBF's yield was 3.64% based on a 30-day (or one month) period ended August 31, 2002. AHIM's and LTEX's yields were 4.83% and 3.02%, respectively, based on a 30-day (or one month) period ended July 31, 2002. The yield was computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( (a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The funds may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. TEBF's tax-equivalent yield based on the maximum federal tax rate of 38.6% for the 30-day (or one month) period ended August 31, 2002 was 5.93%. AHIM's and LTEX's tax-equivalent yields based on the maximum federal tax rate of 38.6% for the 30-day (or one month) period ended July 31, 2002 were 7.87% and 4.92%, respectively.


                   National Tax-Exempt Income Funds - Page 50

As of August 31, 2002, TEBF's total return over the past 12 months and average annual total return at the maximum offering price for the five- and ten-year periods were 1.38%, 4.99% and 6.03%, respectively. The fund's one year total return and average annual total return at net asset value for the five- and ten-year periods ended on August 31, 2002 were 5.31%, 5.80% and 6.44%, respectively.


As of July 31, 2002, AHIM's total return over the past 12 months and average annual total return at the maximum offering price for five years and its lifetime were 1.15%, 4.06% and 6.55%, respectively. Over the fund's lifetime (September 26, 1994 to July 31, 2002), the Lehman Brothers Municipal Bond Index<F1> and the Lipper High Yield Municipal Debt Funds Average<F2> had average annual total returns of 7.69% and 5.91%, respectively. The fund's total return at net asset value over the past 12 months and average annual total return over the past five years and its lifetime at July 31, 2002 were 5.10%, 4.86% and 7.08%, respectively.


As of July 31, 2002, LTEX's total return over the past 12 months and average annual total return at the maximum offering price over five years and its lifetime were 1.35%, 4.15% and 4.83%, respectively. Over the fund's lifetime (October 6, 1993 to July 31, 2002), the Lehman Brothers 7-Year Municipal Bond Index<F3> and the Lipper Intermediate Municipal Debt Funds Average<F4> had average annual total returns of 6.16% and 5.47%, respectively. The fund's one year total return and average annual total return at net asset value over the past five years and its lifetime at July 31, 2002 were 5.32%, 4.96% and 5.29%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the funds assume: (1) deduction of the maximum sales load of 3.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the funds will provide lifetime average total return figures. From time to time, the funds may calculate investment results for Class B, C, F and R-5 shares.


The funds may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

<F1>  The Lehman Brothers Municipal Bond Index represents the investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
<F2>  The Lipper High Yield Municipal Debt Funds Average represents an average of funds in the objective that invest at least 50% of their assets in lower rated municipal debt issues. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
<F3>  The Lehman Brothers 7-Year Municipal Bond Index represents the national investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
<F4>  The Lipper Intermediate Municipal Debt Funds Average is comprised of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.


                   National Tax-Exempt Income Funds - Page 51

The funds may include information on their investment results and/or comparisons of their investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The funds may also, from time to time, combine their results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The funds may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the funds may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The funds may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The funds may compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                   National Tax-Exempt Income Funds - Page 52

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                   National Tax-Exempt Income Funds - Page 53

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."


                   National Tax-Exempt Income Funds - Page 54

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."

                                  Note Ratings

S&P: "SP-1" and "SP-2" are the two highest note rating categories, and are described as follows:


"SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

"SP-2 Satisfactory capacity to pay principal and interest."

MOODY'S: "MIG-1" and "MIG-2" are the two highest note rating categories, and are described as follows:


"MIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing."

"MIG 2: This designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate
-------
commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.


                   National Tax-Exempt Income Funds - Page 55

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S ratings of commercial paper are graded into four categories
-----------------
ranging from "A" for the highest quality obligations to "D" for the lowest.


A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."


                   National Tax-Exempt Income Funds - Page 56

The Tax-Exempt Bond Fund of America, Inc.
Investment portfolio, August 31, 2002




                                                                                                  Principal              Market
                                                                                                     amount               value
Fixed income securities  -  92.05%                                                                    (000)               (000)

Alabama  -  0.97%
Public School and College Auth., Capital Improvement Pool Bonds,
Series 2001A, 5.625% 2015                                                                            $5,255              $5,858
Special Care Fac. Fncg. Auth. of the City of Huntsville - Carlton Cove,
Retirement Fac. Rev. Bonds (Carlton Cove, Inc. Project), Series 2001, 8.125% 2031                     9,000               9,114
Jefferson County, Sewer Rev. Capital Improvement Warrants, Series 1999A,
FGIC insured, 5.125% 2021                                                                             2,865               2,881
Health Care Auth. of Lauderdale County and the City of Florence, Coffee
Health Group, Series 2000A Bonds, MBIA insured, 5.50% 2009                                            1,150               1,288
21st Century Auth., Tobacco Settlement Rev. Bonds:
 Series 2000, 5.75% 2020                                                                              3,500               3,504
 Series 2001, 5.50% 2021                                                                              6,000               5,891


Alaska  -  1.77%
Housing Fin. Corp.:
 Collateralized Bonds (Veterans Mortgage Program), Series 1992A-1, 6.75% 2032                         1,105               1,128
 Rev. Bonds, Series 1998A-1, 5.30% 2017                                                               6,310               6,570
Municipality of Anchorage:
 1995 G.O. Ref. General Purpose Bonds, Series B, FGIC insured, 6.00% 2012                             2,895               3,434
 Municipal Light & Power, Senior Lien Ref. Electric Rev. Bonds, Series 1996,
MBIA insured,  6.50% 2014                                                                             5,000               6,215
North Slope Borough, G.O. Bonds, Series 1997A, MBIA insured, 0% 2008                                 10,935               8,916
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds:
 Series 2000:
  5.60% 2010                                                                                          1,000               1,043
  5.70% 2011                                                                                          4,890               5,090
  5.80% 2012                                                                                          4,785               4,983
  6.20% 2022                                                                                          2,275               2,322
 Series 2001, 5.375% 2021                                                                            12,850              12,293


Arizona  -  0.59%
Health Facs. Auth., Rev. Bonds (Catholic Healthcare West), Series 1999A, 6.125% 2009                  3,290               3,619
Industrial Dev. Auth. of the County of Maricopa, Health Fac. Rev. Bonds
(Catholic Healthcare West Project), Series 1998A:
 5.25% 2006                                                                                           2,850               2,998
 5.00% 2016                                                                                           1,000                 944
Industrial Dev. Auth. of the County of Pima, Education Rev. Bonds
(Charter Schools Project), Series 2002E, 7.25% 2031                                                   4,520               4,529
Transportation Excise Tax Rev. Bonds (Maricopa County Regional Area Road Fund),
Series 2002, 3.00% 2005                                                                               5,000               5,145


California  -  4.83%
G.O. Bonds:
 6.00% 2018                                                                                           5,000               5,874
 6.00% 2019                                                                                           5,000               5,847
 5.00% 2021                                                                                           7,000               7,118
Educational Facs. Auth., Rev. Bonds, Stanford University, Series N, 5.35% 2027                        3,000               3,100
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1997C-4, Class I:
 5.10% 2007                                                                                           1,300               1,394
 5.20% 2009                                                                                             875                 931
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine
Apartment Communities, LP), Series 1998A-3, 5.10% 2025 (put 2010)                                     4,000               4,234
City of Antioch, Public Fncg. Auth., 1998 Reassessment Rev. Bonds,
Subordinated Series B, 5.85% 2015                                                                     1,460               1,539
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.,
 Ref. Rev. Cert. of Part.:
 American Baptist Homes of the West Facs. Project, Series 1997B:
  5.50% 2007                                                                                          1,060               1,082
  5.75% 2017                                                                                          1,500               1,432
  6.20% 2027                                                                                          1,675               1,605
 Episcopal Homes Foundation, Series 1998, 5.125% 2013                                                 2,000               2,064
Bonita Canyon Public Facs. Fncg. Auth., Community Facs. Dist. No. 98-1,
Special Tax Bonds, Series 1998, 5.375% 2028                                                           2,500               2,410
Burbank Unified School Dist., G.O. Bonds, Capital Appreciation Series C
Bonds, 1997 Election, FGIC insured:
 0% 2018                                                                                              5,000               2,344
 0% 2019                                                                                              5,705               2,517
Central Valley Fncg. Auth., Cogeneration Project Rev. Bonds (Carson Ice-Gen
Project), Series 1993, 6.10% 2013 (preref. 2003)                                                      1,000               1,060
County of El Dorado, Community Facs. Dist. No. 1992-1 (El Dorado Hills Dev.),
Series 1999 Special Tax Bonds, 6.125% 2016                                                              980               1,025
City of Folsom, Community Facs. Dist. No. 10, Special Tax Bonds,
Series 1999, 7.00% 2024                                                                               2,000               2,130
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes),
Special Tax Bonds, Series 1999, 6.50% 2015                                                            1,000               1,073
City of Irvine, Limited Obligation Improvement Bonds:
 Assessment Dist. No. 94-13 (Oak Creek), Group One, 5.50% 2022                                        2,000               1,961
 Assessment Dist. No. 00-18, Group Two, 5.60% 2022                                                    1,715               1,721
City of Long Beach:
 Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific
Project), Series 1995A:
  6.10% 2010 (preref. 2005)                                                                           4,000               4,519
  6.125% 2015 (preref. 2005)                                                                          5,000               5,652
  6.125% 2023 (preref. 2005)                                                                         12,500              14,130
  MBIA insured, 6.125% 2023 (preref. 2005)                                                            2,000               2,261
 Bond Fin. Auth., Lease Rev. Ref. Bonds (Aquarium of the Pacific Project),
Series 2001, AMBAC insured, 5.50% 2015                                                                2,150               2,407
City of Los Angeles Regional Airports Improvement Corp.:
 Facs. Lease Ref. Rev. Bonds, Issue of 1992, United Air Lines, Inc.
(Los Angeles International Airport), 6.875% 2012                                                      2,000                 890
 Facs. Sublease Ref. Rev. Bonds, Delta Air Lines, Inc. (Los Angeles
International Airport), Issue of 1996, 6.35% 2025                                                     2,500               1,987
 Facs. Sublease Rev. Bonds, American Airlines, Inc., Terminal 4 Project
(Los Angeles International Airport), Series 2002A, 7.125% 2024                                        1,500               1,235
County of Los Angeles, Capital Asset Leasing Corp., Cert. of Part.
(Marina del Rey), Series 1993A:
 6.25% 2003                                                                                           1,240               1,276
 6.50% 2008                                                                                           4,750               4,944
Los Angeles Community College Dist., G.O. Bonds, 2001 Election,
Series A, 5.50% 2016                                                                                 10,500              11,651
Modesto High School Dist. (Stanislaus County), Election of 2001
G.O. Bonds, Series A, FGIC insured, 0% 2015                                                           2,000               1,129
City of Roseville, Special Tax Bonds:
 Highland Reserve North Community Facs. Dist. No. 1, Series 1999:
  6.00% 2011                                                                                          3,075               3,334
  6.30% 2025                                                                                          1,000               1,027
 North Central Roseville Community Facs. Dist. No. 1, Series 1999:
  5.30% 2007                                                                                          2,795               2,975
  5.80% 2017                                                                                          3,410               3,476
 Woodcreek West Community Facs. Dist. No. 1, Series 1999, 6.50% 2015                                  1,465               1,582
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds
(Procter & Gamble Project), Series 1995:
 6.375% 2010                                                                                            500                 538
 6.375% 2010 (preref. 2005)                                                                             500                 576
Sacramento Power Auth., Cogeneration Project Rev. Bonds, Series 1995, 6.00% 2003                      2,200               2,271
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs.
Dist. No. 1, Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch), 6.30% 2021                  500                 522
County of San Bernardino Housing Auth., Multi-family Housing Rev. Ref.
Bonds (Equity Residential/Redlands Lawn & Tennis Apartments), Issue 1999A, 5.20% 2029 (put 2009       1,500               1,522
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited
Obligation Improvement Bonds, 6.25% 2012                                                                995               1,032
San Marcos Public Facs. Auth., Ref. Rev. Bonds, Series 1998, 5.80% 2027                               3,000               3,062
San Marcos Unified School Dist., Community Facs. Dist. No. 5 (Rancho
Carrillo), Series 1999 Special Tax Bonds, 5.60% 2029                                                  1,000                 957
Community Facs. Dist. No. 99-1 (Talega) of the Santa Margarita Water
Dist., Series 1999 Special Tax Bonds, 6.10% 2014                                                      1,195               1,270
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation
Notes (South Tahoe Redev. Project Area No. 1):
 Series 1999A, 7.30% 2007                                                                             7,000               7,434
 Series 1999B, 7.30% 2007                                                                             1,905               2,023
The Regents of the University of California, Various University of
California Projects, Series 1993A, 5.50% 2021                                                         2,000               2,046
Washington Township Health Care Dist., Rev. Bonds, Series 1999, 5.00% 2014                            1,300               1,351


Colorado  -  3.87%
Health Facs. Auth., Hospital Rev. Bonds:
 Catholic Health Initiatives, Series 2001:
  5.375% 2010                                                                                         1,500               1,651
  5.50% 2014                                                                                          3,000               3,261
  5.50% 2015                                                                                          4,250               4,586
 The Evangelical Lutheran Good Samaritan Society Project, Series 2000, 6.60% 2016                     5,250               5,825
 PorterCare Adventist Health System Project, Series 2001, 6.50% 2031                                  3,800               4,073
Housing and Fin. Auth.:
 Multi-family Housing Insured Mortgage Rev. Bonds:
  Series 1982A, 9.00% 2025                                                                            1,065               1,068
  Series 1997C-3, 5.65% 2015                                                                          1,300               1,301
 Single-family Housing Program Senior and Subordinate Bonds:
  Series 1997A-3, 7.00% 2016                                                                            810                 852
  Series 1997B-3, 6.80% 2028                                                                            465                 497
  Series 1997C-3, 6.75% 2017                                                                            545                 561
  Series 1998B-3, 6.55% 2025                                                                          4,110               4,378
  Series 1998D-3, 6.125% 2023                                                                         3,975               4,327
Arapahoe County, Capital Improvement Trust Fund Highway Rev. Bonds (E-470 Project):
 6.90% 2015 (preref. 2005)                                                                            2,500               2,926
 6.95% 2020 (preref. 2005)                                                                           17,500              20,508
City and County of Denver, Airport System Rev. Bonds, Series 1992A,
7.25% 2025 (preref. 2002)                                                                            16,130              16,652
E-470 Public Highway Auth. Senior Rev. Bonds (Capital Appreciation Bonds),
Series 2000B, 0% 2034                                                                                 7,500                 717
Eagle County, Bachelor Gulch Metropolitan Dist., G.O. Bonds, Series 1999,
6.70% 2019                                                                                            3,400               3,567
EagleBend Affordable Housing Corp., Multi-family Housing Project Rev. Ref.
 Bonds, Series 1997A:
 6.20% 2012                                                                                           1,000               1,020
 6.40% 2017                                                                                           2,000               2,005
 6.45% 2021                                                                                           3,175               3,141
EagleBend Dowd Affordable Housing Corp., Multi-family Housing Project Rev.
Bonds, Series 1998A:
 6.35% 2014                                                                                           1,010               1,008
 6.63% 2039                                                                                           2,000               1,940
Metropolitan Football Stadium Dist., Capital Appreciation Sales Tax Rev.
Bonds, MBIA insured:
 Series 1999A:
  0% 2008                                                                                             2,675               2,235
  0% 2011                                                                                             2,600               1,864
  0% 2012                                                                                             4,700               3,203
 Series 1999B, 0% 2006                                                                                4,000               3,664
North Range Metropolitan Dist. No. 1 (City of Commerce City), Adams County,
Limited Tax G.O. Bonds, Series 2001, 7.25% 2031                                                       3,775               3,727
Rampart Range Metropolitan Dist. No. 1 (City of Lone Tree), Rev. Bonds
(Rampart Range Metropolitan Dist. No. 2 Project), Series 2001, 7.75% 2026                             5,415               5,450
Vista Ridge Metropolitan Dist. (Weld County), Limited Tax G.O. Bonds,
Series 2001, 7.50% 2031                                                                               7,310               7,384


Connecticut  -  0.82%
G.O. Bonds, Series 2001B, 5.375% 2016                                                                 1,900               2,081
Dev. Auth., Pollution Control Rev. Ref. Bonds (The Connecticut Light and
Power Co. Project), Series 1993A, 5.85% 2028                                                          5,025               5,235
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996A: (1)
 6.25% 2002 (escrowed to maturity)                                                                    1,000               1,000
 6.375% 2004 (escrowed to maturity)                                                                   1,985               2,173
 6.50% 2005 (escrowed to maturity)                                                                    1,490               1,685
 6.40% 2011                                                                                           2,025               2,184
 6.40% 2011 (preref. 2007)                                                                            2,470               2,923
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment,
Public Improvement Bonds, Series 2001:
 5.375% 2011                                                                                          1,000               1,036
 6.00% 2016                                                                                           1,000               1,052
 6.25% 2021                                                                                           3,000               3,127
 6.25% 2031                                                                                           1,500               1,548


District of Columbia  -  0.72%
G.O. Bonds:
 Series 1993A, AMBAC insured, 5.875% 2005 (escrowed to maturity)                                      2,125               2,343
 Series 1993B-1, AMBAC insured, 5.50% 2009                                                            1,500               1,690
Convention Center Auth. (Washington, D.C.), Senior Lien Dedicated Tax Rev.
Bonds, Series 1998, AMBAC insured, 4.75% 2028                                                         5,750               5,436
Gallery Place Project, Tax Increment Rev. Bonds, Series 2002, FSA
insured, 5.50% 2016                                                                                   1,000               1,099
MedStar Health, Inc. Issue, Multimodal Rev. Bonds (Georgetown University
Hospital and Washington Hospital Center Projects):
 Series 2001A, 6.40% 2031 (put 2004)                                                                  1,000               1,035
 Series 2001B, 6.625% 2031 (put 2005)                                                                 4,000               4,213
 Series 2001D, 6.875% 2031 (put 2007)                                                                 5,000               5,395


Florida  -  4.91%
Capital Projects Fin. Auth., Continuing Care Retirement Community Rev. Bonds
(Capital Projects Loan Program - The Glenridge on Palmer Ranch Project), 8.00% 2032                   9,500               9,482
Arbor Greene Community Dev. Dist. (City of Tampa, Hillsborough County),
Special Assessment Rev. Bonds:
 Series 1996, 7.60% 2018                                                                                895                 947
 Series 1998, 5.75% 2006                                                                                305                 307
 Series 2000, 6.50% 2007                                                                                595                 605
Beacon Tradeport Community Dev. Dist. (Miami-Dade County), Special Assessment
Bonds (Industrial Project), Series 2002B:
 7.00% 2014                                                                                           1,025               1,038
 7.25% 2033                                                                                           1,000               1,015
Capital Region Community Dev. Dist. (Tallahassee), Capital Improvement
Rev. Bonds, Series 2001A-2, 6.85% 2031                                                                1,000               1,018
Championsgate Community Dev. Dist., Capital Improvement Rev. Bonds,
Series 1998B, 5.70% 2005                                                                              1,395               1,372
The Crossings at Fleming Island Community Dev. Dist. (Clay County),
Special Assessment Ref. Bonds:
 Series 1995, 8.25% 2016 (preref. 2005)                                                                 990               1,147
 Series 2000C, 7.10% 2030                                                                             7,000               7,395
Fishhawk Community Dev. Dist. (Hillsborough County), Special Assessment
Rev. Bonds, Series 2000, 6.65% 2007                                                                   2,545               2,582
Fleming Island Plantation Community Dev. Dist. (Clay County), Series 2000B
(Long Term), 7.375% 2031                                                                              3,000               3,191
Grand Haven Community Dev. Dist. (City of Palm Coast, Flagler County),
Special Assessment Bonds, Series 2002, 6.125% 2007                                                    4,800               4,816
Greyhawk Landing, Community Dev. Dist. (Manatee County), Special
Assessment Rev. Bonds:
 6.25% 2009                                                                                           1,000               1,008
 7.00% 2033                                                                                           1,000               1,015
The Groves Community Dev. Dist. (Pasco County), Special Assessment Rev. Bonds,
Series 2000B, 7.625% 2008                                                                             1,095               1,105
Harbor Bay Community Dev. Dist. (Hillsborough County), Capital Improvement Rev.
Bonds, Series 2001B, 6.35% 2010                                                                       1,500               1,518
Harbour Lake Estates Community Dev. Dist. (Miramar), Special Assessment Bonds,
Series 2001, 6.40% 2006                                                                               3,215               3,229
Heritage Harbor Community Dev. Dist. Rev. Bonds, Series B, 6.00% 2003                                 1,180               1,181
Heritage Isles Community Dev. Dist., Special Assessment Rev. Bonds, 5.90% 2006                        1,000               1,000
Heritage Palms Community Dev. Dist. (Fort Myers), Capital Improvement Rev. Bonds:
 Series 1998, 5.40% 2003                                                                                640                 638
 Series 1999, 6.25% 2004                                                                              2,935               2,953
Heritage Pines Community Dev. Dist. (Pasco County), Capital Improvement Rev.
Bonds, Series 1998B, 5.50% 2005                                                                       2,100               2,080
Heritage Springs Community Dev. Dist. (Pasco County), Capital Improvement Rev.
Bonds, Series 1999B, 6.25% 2005                                                                         770                 775
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital
Improvement Rev. Bonds:
 Series 2001A, 7.40% 2032                                                                             1,000               1,027
 Series 2001B, 6.40% 2011                                                                             2,750               2,780
Lake Powell Residential Golf Community Dev. Dist. (Bay County), Special
Assessment Rev. Bonds, Series 2000B, 7.00% 2010                                                       3,205               3,241
Lakewood Ranch Community Dev. Dist. 5 (Manatee County), Special Assessment
Rev. Bonds, Series 2001B, 6.00% 2011                                                                  1,100               1,100
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds:
 Cypress Cove at Healthpark Florida, Inc. Project, Series 1997A:
  5.80% 2006                                                                                          1,005               1,030
  6.25% 2017                                                                                          5,550               5,185
 Shell Point/Alliance Obligated Group, Shell Point Village Project,
Series 1999A:
  5.25% 2006                                                                                          1,150               1,203
  5.50% 2010                                                                                          1,500               1,559
  5.75% 2012                                                                                          1,360               1,420
  5.75% 2013                                                                                          1,840               1,903
  5.75% 2014                                                                                            500                 513
  5.75% 2015                                                                                          1,900               1,930
  5.50% 2021                                                                                          1,550               1,457
  5.50% 2029                                                                                          7,750               7,073
Marshall Creek Community Dev. Dist. (St. Johns County) Special Assessment Bonds:
 Series 2000A, 7.65% 2032                                                                             4,000               4,245
 Series 2000B, 6.75% 2007                                                                             1,965               2,010
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement
Rev. Bonds, Series 2001-1, 5.90% 2006                                                                 1,480               1,481
Miami-Dade County Health Facs. Auth., Hospital Rev. Ref. Bonds (Miami Children's
 Hospital Project), Series 2001A, AMBAC insured, 5.625% 2016                                          5,495               6,154
Mid-Bay Bridge Auth., Rev. Ref. Bonds, Series 1993D, 6.10% 2022                                         500                 514
Northern Palm Beach County Improvement Dist., Water Control and Improvement Bonds:
 Unit of Dev. No. 9A, Series 1996A:
  6.80% 2006                                                                                            750                 810
  7.30% 2027                                                                                          1,500               1,601
 Unit of Dev. No. 9B, Series 1999:
  5.85% 2013                                                                                            890                 924
  5.90% 2019                                                                                          1,085               1,101
  6.00% 2029                                                                                          1,100               1,110
City of Orlando:
 Special Assessment Rev. Bonds (Conroy Road Interchange Project), Series 1998A:
  5.50% 2010                                                                                          1,000               1,008
  5.80% 2026                                                                                          1,000                 987
 Utilities Commission, Water and Electric Rev. Ref. Bonds, Series 2001,
5.25% 2014                                                                                            4,135               4,658
Palm Beach County, Health Facs. Auth. Retirement Community Rev. Bonds (Adult
Communities Total Services, Inc. Obligated Group), Series 1996, 5.625% 2020                           2,750               2,782
Pine Air Lakes Community Dev. Dist., Collier County, Special Assessment Rev.
Bonds, Series 2002, 7.25% 2033                                                                        1,500               1,521
River Ridge Community Dev. Dist. (Lee County), Capital Improvement Rev. Bonds,
Series 1998, 5.75% 2008                                                                                 230                 228
Sampson Creek Community Dev. Dist. (St. Johns County), Capital Improvement Rev.
Bonds, Series 2000A, 6.95% 2031                                                                       2,725               2,788
South-Dade Ventura Community Dev. Dist. (Homestead), Special Assessment Rev.
Bonds, Series 2002, 6.90% 2033                                                                        2,000               2,017
St. Johns River Power Park System, Ref. Rev. Bonds, Issue Two, Series
Seventeen, 5.00% 2015                                                                                 4,000               4,254
Stoneybrook West Community Dev. Dist. (City of Winter Garden, Orange County),
Special Assessment Rev. Bonds:
 Series 2000A, 7.00% 2032                                                                             1,775               1,823
 Series 2000B, 6.45% 2010                                                                             1,710               1,737
University Place Community Dev. Dist. (Manatee County):
 Series 2001A, 7.00% 2032                                                                             1,000               1,018
 Series 2001B, 6.10% 2007                                                                             2,000               2,012
Urban Orlando Community Dev. Dist. (City of Orlando), Capital Improvement Rev.
Bonds, Series 2001A:
 6.40% 2010                                                                                           6,000               6,023
 6.95% 2033                                                                                           4,000               4,046
Vista Lakes Community Dev. Dist. (City of Orlando), Capital Improvement
Rev. Bonds:
 Series 2000B, 6.35% 2005                                                                             1,050               1,057
 Series 2002B, 5.80% 2008                                                                             1,000                 999
Waterlefe Community Dev. Dist. (Manatee County), Capital Improvement Rev. Bonds:
 Series 2001A, 6.95% 2031                                                                               495                 505
 Series 2001B, 6.25% 2010                                                                             1,705               1,720


Georgia  -  1.78%
G.O. Bonds, Series 2001B, 5.25% 2016                                                                  8,000               8,697
Municipal Electric Auth.:
 General Power Rev. Bonds, Series X, 6.50% 2012                                                       1,215               1,417
 Project One Senior Bond, Fourth Crossover Series, MBIA insured, 6.50% 2012                           5,700               6,793
City of Atlanta:
 Airport Facs. Rev. Ref. Bonds, Series 1994A, AMBAC insured, 6.50% 2009                               1,000               1,177
 Fulco Hospital Auth., Rev. Anticipation Certificates, Georgia Baptist Health
Care System Project:
  Series 1992A (preref. 2002):
   6.40% 2007                                                                                         1,000               1,020
   6.25% 2013                                                                                         2,100               2,142
   6.375% 2022                                                                                        1,595               1,627
  Series 1992B, 6.375% 2022 (preref. 2002)                                                              610                 622
 Tax Allocation Bonds (Atlantic Station Project), Series 2001:
  7.75% 2014                                                                                          3,000               3,039
  7.90% 2024                                                                                         10,000              10,128
 Water and Wastewater Rev. Bonds, Series 1999, FGIC insured, 5.50% 2022                               8,500               9,397
Housing Auth. of the County of DeKalb, Multi-family Housing Rev. Ref. Bonds
(The Park at Briarcliff Apartments Project), Series 1998A, 4.55% 2028 (put 2008)                      5,985               6,244


Hawaii  -  0.37%
G.O. Bonds of 1997, Series CN, FGIC insured, 5.25% 2013                                               3,000               3,221
City and County of Honolulu:
 G.O. Bonds:
  Ref. and Improvement Series, 1993B:
   5.00% 2013                                                                                         1,370               1,505
   5.00% 2013 (escrowed to maturity)                                                                    630                 699
  Series 2001A, FSA insured, 5.375% 2012                                                              2,000               2,237
 Wastewater System Rev. Bonds (First Bond Resolution), Senior Series 2001,
AMBAC insured:
  5.50% 2015                                                                                          1,875               2,074
  5.50% 2016                                                                                          1,000               1,101


Illinois  -  10.13%
G.O. Bonds, Illinois FIRST, Series of May 2001, FSA insured, 5.50% 2016                               2,000               2,272
Build Illinois Bonds (Sales Tax Rev. Bonds), Illinois FIRST:
 Series of March 2001, 5.50% 2016                                                                     3,000               3,297
 Series of June 2001:
  5.50% 2016                                                                                          7,470               8,209
  5.50% 2017                                                                                          8,000               8,736
 Series of September 2001:
  5.375% 2015                                                                                         2,500               2,736
  5.375% 2016                                                                                         1,500               1,629
Civic Center Bonds (Special State Obligation Bonds), Series 1991, AMBAC
insured, 6.25% 2020                                                                                   6,500               7,805
Dev. Fin. Auth.:
 Rev. Bonds (Provena Health), Series 1998A, MBIA insured, 5.50% 2010                                  5,120               5,695
 Revolving Fund Rev. Bonds, Series 2002 (Master Trust):
  5.50% 2016                                                                                          7,165               7,910
  5.50% 2017                                                                                          2,885               3,163
Educational Facs. Auth.:
 Rev. Bonds:
  MJH Education Assistance Illinois III LLC, Series 1999D, AMBAC
insured, 5.45% 2014                                                                                    1,500               1,625
  Wesleyan University, Series 1993, 5.625% 2018                                                       1,490               1,533
 Student Housing Rev. Bonds, Educational Advancement Fund, Inc.
(University Center Project), Series 2002:
  6.625% 2017                                                                                         2,360               2,575
  6.00% 2022                                                                                          1,250               1,271
  6.25% 2030                                                                                          7,000               7,205
  6.25% 2034                                                                                          4,000               4,126
Health Facs. Auth.:
 Rev. Bonds:
  Advocate Health Care Network:
   Series 1998A:
    5.00% 2007                                                                                          700                 753
    5.00% 2007 (escrowed to maturity)                                                                   920               1,018
    5.00% 2008                                                                                          810                 871
    5.00% 2008 (escrowed to maturity)                                                                 1,060               1,175
    4.50% 2009                                                                                          840                 874
    4.50% 2009 (preref. 2008)                                                                         1,090               1,187
    4.625% 2010                                                                                       1,310               1,357
    4.625% 2010 (preref. 2008)                                                                        1,690               1,853
   Series 1998B:
    4.875% 2013                                                                                       2,130               2,192
    4.875% 2013 (preref. 2008)                                                                          330                 366
    MBIA insured, 5.25% 2018                                                                          2,115               2,189
    MBIA insured, 5.25% 2018 (preref. 2008)                                                             385                 434
   Series 2000:
    6.125% 2011                                                                                       2,835               3,214
    6.25% 2012                                                                                        4,425               5,015
  Alexian Brothers Health System, Series 1999, FSA insured:
   5.00% 2008                                                                                         1,230               1,333
   5.25% 2012                                                                                         6,960               7,490
   5.125% 2028                                                                                        2,000               2,007
  Centegra Health System, Series 1998:
   5.50% 2008                                                                                         1,640               1,769
   5.50% 2009                                                                                         2,290               2,457
   5.50% 2010                                                                                         2,440               2,599
   5.20% 2012                                                                                         2,200               2,274
   5.25% 2013                                                                                         2,430               2,495
   5.25% 2018                                                                                         5,050               4,987
  The Children's Memorial Hospital, Series 1999A, AMBAC insured:
   5.75% 2010                                                                                         1,835               2,069
   5.75% 2011                                                                                         1,690               1,892
  Covenant Retirement Communities, Inc., Series 2001, 5.875% 2031                                     4,500               4,520
  Edward Hospital Obligated Group, Series 2001A, FSA insured:
   5.50% 2012                                                                                         2,545               2,832
   5.50% 2017                                                                                         1,500               1,613
  Evangelical  Hospitals Corp., Series 1992C, 6.25% 2022 (escrowed to maturity)                       4,000               4,695
  Friendship Village of Schaumburg, Series 1997A, 5.25% 2018                                          4,675               4,112
  Hospital Sisters Services, Inc. - Obligated Group, Series 1998A, MBIA insured:
   5.25% 2008                                                                                         4,000               4,404
   5.375% 2013                                                                                        1,785               1,909
  Lutheran Senior Ministries Obligated Group - Lutheran Hillside Village
Project, Series 2001A, 7.375% 2031                                                                    2,000               2,038
  Northwestern Memorial Hospital, Series 1994A, 6.00% 2024                                            2,000               2,073
  OSF Healthcare System:
   Series 1993, 5.75% 2007                                                                            5,760               6,022
   Series 1999, 6.25% 2019                                                                            4,500               4,797
  Riverside Health System, Series 2000, 6.85% 2029                                                    2,500               2,712
  Sherman Health Systems, Series 1997, AMBAC insured, 5.50% 2010                                      2,595               2,812
  University of Chicago Hospitals and Health System, Series 2001,
MBIA insured, 5.375% 2017                                                                             2,070               2,200
 Rev. Ref. Bonds:
  Advocate Health Care Network, Series 1997A:
   5.50% 2008                                                                                         1,000               1,099
   5.80% 2016                                                                                         8,000               8,503
  Edward Hospital Project, Series 1993A:
   5.75%  2009                                                                                        1,550               1,615
   6.00% 2019                                                                                         1,435               1,472
  Fairview Obligated Group Project, Series 1995A:
   6.50% 2006                                                                                           770                 801
   7.40% 2023                                                                                         3,000               3,030
  Lutheran General Health, Series 1993C, 6.00% 2018                                                   2,705               2,969
Housing Dev. Auth., Multi-family Housing Bonds, Series 1992A, 7.00% 2010                              1,490               1,522
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Bonds:
 Series 1992A, 6.50% 2027 (preref. 2003)                                                              3,910               4,147
 Capital Appreciation Ref. Rev. Bonds, Series 1996A, MBIA insured, 0% 2024                            5,000               1,489
City of Chicago:
 G.O. Bonds, Series 1999, FGIC insured:
  City Colleges of Chicago Capital Improvement Project 0% 2016                                        7,700               4,112
  Emergency Telephone System, Ref. Bonds, 5.25% 2020                                                  2,000               2,160
 Chicago O'Hare International Airport:
  General Airport Rev. Ref. Bonds, Series 1993A, MBIA insured, 5.00% 2012                             5,815               6,304
  Special Fac. Rev. Ref. Bonds (American Airlines, Inc. Project),
Series 1994, 8.20% 2024                                                                               2,750               2,119
  Special Facs. Rev. Ref. Bonds (United Air Lines, Inc. Project),
Series 1999A, 5.35% 2016                                                                             13,355               2,672
 Metropolitan Water Reclamation Dist. of Greater Chicago, Cook County:
  Capital Improvement Bonds, Series of March 1993, 5.25% 2004                                         5,000               5,391
  Ref. Bonds, Series of March 1993:
   5.30% 2005                                                                                         5,325               5,861
   5.50% 2010                                                                                         2,275               2,607
 School Reform Board of Trustees of the Board of Education of the City of Chicago,
Unlimited Tax G.O. Bonds (Dedicated Tax Rev.):
  Series 1997A, AMBAC insured:
   0% 2011                                                                                            2,745               1,870
   6.75% 2012                                                                                         1,000               1,251
   0% 2014                                                                                            7,085               4,088
   0% 2015                                                                                            3,245               1,760
  Series 1998B, FGIC insured, 0% 2014                                                                 2,000               1,154
 Skyway Toll Bridge Ref. Rev. Bonds, Series 1994 (preref. 2004):
  6.50% 2010  (2)                                                                                     9,750              10,581
  6.75% 2014                                                                                          4,500               4,899
 Tax Increment Allocation Bonds (Central Loop Redev. Project), Capital
Appreciation Bonds, Series 2000A, AMBAC insured:
  0% 2007                                                                                             7,000               5,926
  0% 2008                                                                                             7,000               5,618
 Water Rev. Bonds, Series 1997, FGIC insured, 0% 2014                                                 3,500               2,034
County of Cook, G.O. Capital Improvement Bonds:
 Series 1996, FGIC insured, 6.50% 2011                                                                4,000               4,879
 Series 2002C, AMBAC insured, 5.00% 2025                                                              3,000               2,998
Regional Transportation Auth., Cook, DuPage, Kane, Lake, McHenry and Will
Counties, G.O. Bonds, FGIC insured:
 Series 1994D, 7.75% 2019                                                                             4,500               6,193
 Series 2002B, 5.375% 2014                                                                            4,000               4,456
Township High School Dist. Number 205, Cook County (Thornton), G.O. Limited
Capital Appreciation Bonds, Series 1998D, FSA insured, 0% 2008                                        4,730               3,803
University of Illinois, Cert. of Part. (Utility Infrastructure Projects),
Series 2001A, AMBAC insured, 5.375% 2015                                                              3,530               3,852
Community Unit School Dist. Number 365-U, Will County (Valley View), G.O.
Capital Appreciation School Bonds, Series 2002, FSA insured, 0% 2017                                  7,000               3,364


Indiana  -  3.61%
Dev. Fin. Auth.:
 Exempt Facs. Ref. Rev. Bonds (Inland Steel Co. Project No. 15),
Series 1997A, 5.75% 2011                                                                              4,000               1,402
 Pollution Control Ref. Rev. Bonds (Inland Steel Co. Project No. 12),
Series 1995, 6.85% 2012                                                                               2,500               1,505
Educational Facs. Auth., Educational Facs. Rev. Bonds (University of
Evansville Project), Series 1996, 5.25% 2005                                                          1,000               1,041
Health Fac. Fncg. Auth.:
 Rev. Bonds (Ascension Health Credit Group), Series 2002F:
  5.50% 2015                                                                                          1,275               1,369
  5.50% 2016                                                                                          1,605               1,717
  5.00% 2018                                                                                          1,735               1,740
 Hospital Rev. Bonds:
  Charity Obligated Group:
   Series 1997D, 5.00% 2026 (preref. 2007)                                                           14,685              15,855
   Series 1999D, 5.25% 2016                                                                           3,000               3,130
  Clarian Health Partners, Inc., Series 1996A:
   MBIA insured, 5.25% 2008                                                                           1,700               1,865
   5.50% 2016                                                                                        10,250              10,751
   MBIA insured, 5.50% 2016                                                                           4,000               4,238
  Holy Cross Health System Corp., Series 1998, MBIA insured, 5.375% 2010                              7,095               7,765
  The Methodist Hospitals, Inc., Series 2001, 5.50% 2031                                              2,000               2,015
  Sisters of St. Francis Health Services, Inc. Project, Series 1997A,
MBIA insured, 5.00% 2008                                                                              1,000               1,094
Housing Fin. Auth., Single-family Mortgage Ref. Rev. Bonds, Series 1992A, 6.75% 2010                  1,275               1,303
State Office Building Commission:
 Correctional Facs. Program Rev. Bonds, Series 1995B, AMBAC insured, 6.25% 2012                       8,490              10,203
 Facs. Rev. Bonds (New Castle Correctional Fac.), Series 2002A, FGIC
insured, 5.50% 2016                                                                                   5,650               6,225
State Revolving Fund Program Bonds, Series 2001A:
 5.375% 2013                                                                                          2,000               2,250
 5.375% 2014                                                                                          2,000               2,247
 5.375% 2015                                                                                          2,250               2,505
 5.375% 2015                                                                                          4,000               4,453
Transportation Fin. Auth., Airport Facs. Lease Rev. Bonds, Series A:
 6.50% 2007                                                                                           1,000               1,027
 6.50% 2007 (preref. 2002)                                                                            3,755               3,863
 6.75% 2011 (preref. 2002)                                                                            2,400               2,470
Boone County Hospital Association, Lease Rev. Bonds, Series 2001, FGIC
insured, 5.00% 2010                                                                                   1,255               1,371
City of East Chicago, Pollution Control Rev. Ref. Bonds, Inland Steel Co.
Project No. 11, Series 1994, 7.125% 2007                                                              3,000               1,051
Hospital Auth. of the City of Fort Wayne, Rev. Bonds (Parkview Memorial
Hospital Inc. Project), Series 1992:
 6.375% 2013 (preref. 2002)                                                                           4,000               4,122
 6.40% 2022 (preref. 2002)                                                                            2,000               2,061
Marion County, Convention and Recreational Facs. Auth., Excise Taxes Lease
Rental Rev. Ref. Senior Bonds, Series 2001A, MBIA insured, 5.50% 2015                                 3,370               3,702
The Trustees of Purdue University, Purdue University Student Fee Bonds,
Series R, 5.375% 2015                                                                                 1,250               1,371


Iowa  -  0.97%
Fin. Auth.:
 Econ. Dev. Rev. Bonds (Foundation for Affordable Housing Project), Series
2000A, FNMA insured, 5.65% 2033 (put 2013)                                                            1,500               1,605
 Hospital Rev. Bonds (Mercy Medical Center Project), Series 1999, FSA insured:
  5.50% 2011                                                                                          1,420               1,571
  5.60% 2012                                                                                          1,375               1,519
 Rev. and Ref. Bonds:
  Mercy Health Services Obligated Group, Series 1997V, 5.00% 2010 (escrowed
to maturity)                                                                                            590                 636
  Trinity Health Credit Group, Series 2000B, AMBAC insured, 6.00% 2027                                5,000               5,449
 Rev. Bonds (Catholic Health Initiatives), Series 2000A, 6.00% 2018                                   3,000               3,250
 Single-family Mortgage Bonds, Series 1997F, 5.55% 2016                                               1,715               1,807
Polk County, Rev. Bonds, Catholic Health Initiatives, Series 1997A:
 5.50% 2007                                                                                           1,520               1,686
 5.125% 2011                                                                                          1,500               1,586
 5.125% 2012                                                                                          3,170               3,333
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001B:
 5.50% 2012                                                                                           3,000               3,081
 5.50% 2014                                                                                           3,000               3,035


Kansas  -  0.03%
City of Lenexa, Health Care Fac. Rev. Bonds, Series 2002C, 6.875% 2032                                1,000               1,004


Kentucky  -  1.01%
Econ. Dev. Fin. Auth.:
 Health System Rev. Bonds (Norton Healthcare, Inc.), Series 2000A, MBIA insured:
  6.50% 2020                                                                                          8,500               8,788
  6.625% 2028                                                                                         5,500               5,686
 Hospital System Ref. and Improvement Rev. Bonds (Appalachian Regional
Healthcare, Inc. Project), Series 1997:
  5.20% 2004                                                                                          1,540               1,523
  5.60% 2008                                                                                            630                 603
  5.60% 2009                                                                                          3,305               3,127
  5.70% 2010                                                                                            490                 461
  5.75% 2011                                                                                          2,190               2,042
  5.85% 2017                                                                                          2,000               1,796
City of Ashland, Pollution Control Ref. Rev. Bonds (Ashland Inc. Project),
Series 1999, 5.70% 2009                                                                               5,250               5,504


Louisiana  -  4.38%
Health Education Auth. (Lambeth House Project):
 Rev. Bonds, Series 1996, 9.00%  2026 (preref. 2006)                                                  9,000              11,439
 Rev. Ref. Bonds, Series 1998A:
  5.50% 2010                                                                                          3,505               3,382
  6.15% 2018                                                                                          2,000               1,895
  6.20% 2028                                                                                          3,950               3,599
Local Government Environmental Facs. and Community Dev. Auth., Rev. Bonds
(Capital Project and Equipment Acquisition Program), Series 2000A, AMBAC insured, 6.30% 2030         11,500              13,641
Public Facs. Auth.:
 Hospital Rev. Ref. Bonds (Franciscan Missionaries of Our Lady Health System
Project), Series 1998A, FSA insured:
  5.75% 2014                                                                                          3,495               4,044
  5.75% 2015                                                                                          3,825               4,427
  5.75% 2018                                                                                          4,000               4,574
 Rev. Bonds (Ochsner Clinic Foundation Project), Series 2002A, MBIA
insured, 5.375% 2015                                                                                  3,000               3,297
Jefferson Parish Hospital Services:
 Dist. No. 1 (West Jefferson Medical Center), Hospital Rev. Bonds,
Series 1998A, FSA insured:
  5.25% 2011                                                                                          2,070               2,240
  5.25% 2012                                                                                          1,930               2,076
 Dist. No. 2 (West Jefferson Medical Center), Hospital Rev. Bonds,
Series 1998A, FSA insured, 5.25% 2011                                                                 2,000               2,185
Lake Charles Harbor and Terminal Dist., Port Facs. Rev. Ref. Bonds
(Trunkline LNG  Co. Project), Series 1992, 7.75% 2022                                                24,000              25,104
Parish of Morehouse, Pollution Control Rev. Ref. Bonds, Series 2001A, 5.25% 2013                      8,500               8,735
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001B, 5.50% 2030 (preref. 2013)                23,525              21,809
Parish of West Feliciana:
 Pollution Control Rev. Bonds (Gulf States Utilities Co. Project),
Series 1985B, 9.00% 2015                                                                              2,000               2,034
 Pollution Control Rev. Ref. Bonds (Entergy Gulf States, Inc. Project),
 Series 1999A, 5.65% 2028 (put 2004)                                                                 13,500              13,911


Maine  -  0.20%
Health and Higher Educational Facs. Auth., Rev. Bonds, Piper Shores Issue, Series 1999A:
 7.50% 2019                                                                                           3,000               3,114
 7.55% 2029                                                                                           2,575               2,653


Maryland  -  0.96%
Community Dev. Administration, Dept. of Housing and Community Dev.,
Single-family Program Bonds, 1997 First Series, 5.25% 2005                                            5,815               6,196
Health and Higher Educational Facs. Auth.:
 Howard County General Hospital Issue, Rev. Bonds, Series 1993
(escrowed to maturity):
  5.50% 2013                                                                                          2,000               2,100
  5.50% 2021                                                                                          1,225               1,286
 PUMH of Maryland, Inc. Issue, First Mortgage Rev. Bonds (Heron Point of
Chestertown), Series 1998A, 5.75% 2019                                                                2,400               2,407
Anne Arundel County:
 Econ. Dev. Corp., Rev. Bonds (Golf Course System), Series 2001, 8.25% 2028                           2,200               2,204
 Special Obligation Bonds:
  Arundel Mills Project, Series 1999, 7.10% 2029                                                      5,750               6,215
  National Business Park Project, Series 2000, 7.375% 2028                                            1,000               1,081
Calvert County, Econ. Dev. Rev. Bonds (Asbury-Solomons Island Fac.), Series
 1995, 8.625% 2024 (preref. 2005)                                                                     2,500               2,920
Frederick County, Special Obligation Bonds (Urbana Community Dev. Auth.),
Series 1998, 6.625% 2025                                                                              2,500               2,580
Montgomery County, Special Obligation Bonds (West Germantown Dev. Dist.),
 Senior Series 2002A, Radian insured, 5.375% 2020                                                     1,000               1,045


Massachusetts  -  0.84%
G.O. Bonds:
 Consolidated Loan of 2001, Series D, MBIA insured, 5.50% 2012                                        2,000               2,304
 Ref. Bonds, Series 1995A, 6.25% 2003                                                                 2,750               2,861
Massachusetts Bay Transportation Auth., General Transportation System Bonds,
Series 1994A Ref. Bonds, 7.00% 2007                                                                   5,000               5,892
Health and Educational Facs. Auth. Rev. Bonds:
 Massachusetts Institute of Technology Issue, Series K:
  5.375% 2017                                                                                         1,000               1,127
  5.50% 2022                                                                                          2,000               2,212
 Partners HealthCare System Issue, Series C, 6.00% 2015                                               1,335               1,494
Municipal Wholesale Electric Co., Power Supply Project Rev. Bonds, MBIA insured:
 Nuclear Project No. 4, 5.25% 2015                                                                    2,000               2,183
 Nuclear Project No. 6, Series A:
  5.00% 2010                                                                                          1,000               1,097
  5.25% 2015                                                                                          5,000               5,458


Michigan  -  3.96%
Hospital Fin. Auth.:
 Hospital Rev. Bonds:
  The Detroit Medical Center Obligated Group, Series 1998A:
   5.00% 2013                                                                                         1,000                 920
   5.00% 2014                                                                                         1,525               1,382
   5.25% 2028                                                                                         3,000               2,474
  Henry Ford Health System, Series 1999A:
   5.70% 2011                                                                                         2,985               3,253
   5.80% 2012                                                                                         1,075               1,170
 Hospital Rev. Ref. Bonds:
  Daughters of Charity, National Health System, 5.50% 2005 (escrowed to maturity)                       970               1,030
  The Detroit Medical Center Obligated Group:
   Series 1993A, 6.375% 2009                                                                          2,000               2,035
   Series 1993B, AMBAC insured, 5.00% 2006                                                            1,000               1,063
  Genesys Health System Obligated Group, Series 1995A:
   7.10% 2002 (escrowed to maturity)                                                                    285                 286
   7.20% 2003 (escrowed to maturity)                                                                  1,000               1,063
   8.00% 2005 (escrowed to maturity) (2)                                                              8,880              10,452
   8.10% 2013 (preref. 2005)                                                                          5,000               5,993
   8.125% 2021 (preref. 2005)                                                                         4,500               5,397
   7.50% 2027 (preref. 2005)                                                                          4,520               5,254
  Hackley Hospital Obligated Group, Series 1998A:
   5.00% 2008                                                                                         1,215               1,250
   5.30% 2013                                                                                         2,400               2,411
  McLaren Obligated Group, Series 1993A, 5.375% 2013                                                  2,985               3,043
  Pontiac Osteopathic, Series 1994A:
   5.375% 2006                                                                                          695                 688
   6.00% 2014                                                                                         1,000                 942
   6.00% 2024                                                                                         4,775               4,137
  Sinai Hospital of Greater Detroit, Series 1995:
   6.00% 2008                                                                                         2,000               2,042
   6.625% 2016                                                                                        2,010               2,031
  Sparrow Obligated Group, Series 2001:
   5.25% 2010                                                                                         1,000               1,075
   5.25% 2011                                                                                         1,285               1,380
 Variable Rate Rev. Bonds (Ascension Health Credit Group):
  Series 1999B-3, 5.30% 2033 (put 2006)                                                               5,625               6,170
  Series 1999B-4, 5.375% 2033 (put 2007)                                                              3,000               3,294
Housing Dev. Auth., Rental Housing Rev. Bonds, Series 1994A, 6.20%  2003                              1,600               1,639
Municipal Bond Auth.:
 Public School Academy Facs. Program Rev. Bonds:
  Detroit Academy of Arts and Sciences Project, Series 2001A:
   7.90% 2021                                                                                         1,000               1,038
   8.00% 2031                                                                                         1,000               1,041
  YMCA Service Learning Academy Project, Series 2001, 7.75% 2031                                      4,150               4,254
 State Revolving Fund Rev. Bonds, Clean Water Revolving Fund Rev. Bonds,
Series 2001, 5.25% 2016                                                                               3,000               3,242
State Building Auth., 2001 Rev. Ref. Bonds (Facs. Program), Series I, 5.50% 2016                      3,000               3,316
State Trunk Line Fund Bonds, Series 2001A, 5.50% 2015                                                 4,000               4,448
Strategic Fund, Limited Obligation Ref. Rev. Bonds (Detroit Edison Co.
Pollution Control Bonds Project), Series 1995CC, AMBAC insured, 4.85% 2030 (put 2011)                 2,500               2,659
The Econ. Dev. Corp. of the Township of Cornell, Environmental Improvement
Rev. Ref. Bonds (MeadWestvaco-Escanaba Paper Company Project), Series 2002, 5.875% 2018               4,500               4,376
City of Detroit:
 G.O. Rev. Bonds (Unlimited Tax), Series 1995B:
  7.00% 2004                                                                                          2,500               2,701
  6.25% 2008                                                                                          1,730               1,862
  6.25% 2009                                                                                          1,195               1,278
  6.25% 2010                                                                                          1,250               1,330
 Downtown Dev. Auth., Tax Increment Bonds (Dev. Area No. 1 Projects), Series
1996C, 6.20% 2017 (preref. 2006)                                                                      2,900               3,361
 School Dist. of the City of Detroit, Wayne County, School Building and Site
Improvement Ref. Bonds, Series 1998C, FGIC insured, 5.25% 2025                                        1,955               2,066
City of Flint, Hospital Building Auth.,  (Hurley Medical Center):
 Rev. Ref. Bonds, Series 1998A, 5.25% 2016                                                            1,250               1,149
 Rev. Rental Bonds, Series 1998B, 5.375% 2028                                                         1,000                 854
Kent Hospital Fin. Auth. Rev. Bonds (Spectrum Health):
 Series 2001A, 5.50% 2014                                                                             1,000               1,083
 Series 2001B, 5.50% 2017                                                                             1,100               1,167
City of Royal Oak, Hospital Fncg. Auth., Hospital Rev. Ref. Bonds (William
Beaumont Hospital), Series 1993G, 5.25% 2019                                                          3,000               3,027


Minnesota  -  0.04%
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1994E, 5.60% 2013                            1,195               1,246


Mississippi  -  0.30%
Dev. Bank, Special Obligation Bonds (Capital Projects and Equipment
Acquisition Program), Series 2001A, AMBAC insured, 5.00% 2031                                         7,500               7,537
Hospital Equipment and Facs. Auth., Rev. Bonds (Forrest County
General Hospital Project), Series 2000, FSA insured, 5.50% 2027                                       1,000               1,041


Nebraska  -  0.01%
City of Kearney, Industrial Dev. Rev. Bonds (The Great Platte River
Road Memorial Foundation Project), Series 1998, 6.75% 2028                                            2,750                 305


Nevada  -  1.95%
Housing Division, Single-family Mortgage Bonds, Series 1999A-1, 4.75% 2012                              680                 706
Clark County:
 G.O. (Limited Tax) Bond Banks Bonds, Series 2001, FGIC insured, 5.50% 2016                           3,000               3,293
 Special Improvement Dist. No. 121 (Southern Highlands Area), Local
Improvement Bonds, Series 1999:
  7.00% 2009                                                                                          2,500               2,711
  7.50% 2019                                                                                         14,000              14,935
 Special Improvement Dist. No. 132 (Summerlin South Area (Villages 15A and 18)),
Local Improvement Bonds, Series 2001, 6.75% 2021                                                      2,235               2,285
City of Henderson:
 Health Fac. Rev. Bonds (Catholic Healthcare West):
  Series 1998A, 5.375% 2026                                                                           7,000               6,285
  Series 1999A, 6.75% 2020                                                                            1,480               1,570
 Local Improvement Dist. No. T-4C (Green Valley Properties), Limited
Obligation Ref. Bonds, Series 1999A:
  5.65% 2009                                                                                          1,495               1,541
  5.75% 2013                                                                                          3,990               4,011
  5.90% 2018                                                                                          2,990               2,958
City of Las Vegas:
 G.O. (Limited Tax) Sewer and Flood Control Bonds, Series 2001,
FGIC insured, 5.375% 2015                                                                             2,855               3,119
 Special Improvement Dist. No. 808 (Summerlin Area), Local
Improvement Bonds, Series 2001:
  6.00% 2010                                                                                          1,000               1,031
  6.375% 2014                                                                                         2,080               2,144
  6.75% 2021                                                                                          4,500               4,603
Las Vegas Monorail Project Rev. Capital Appreciation Bonds,
1st Tier Series 2000, AMBAC insured, 0% 2010                                                          3,545               2,638
Truckee Meadows Water Auth., Water Rev. Bonds, Series 2001A,
FSA insured, 5.50% 2016                                                                               3,105               3,411


New Hampshire  -  0.04%
Health and Education Facs. Auth., Exeter Hospital Obligated Group Issue,
Series 2001A, 5.75% 2031                                                                              1,000               1,019


New Jersey  -  1.71%
Econ. Dev. Auth.:
 Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation Improvement Dist.
Project (City of Elizabeth), Series 1998A, (preref. 2014):
  6.375% 2018                                                                                         1,000               1,231
  6.375% 2031                                                                                         6,500               8,004
 First Mortgage Rev. Fixed Rate Bonds:
  Fellowship Village Project, Series 1995A, 9.25% 2025 (preref. 2005)                                 7,000               8,259
  Winchester Gardens at Ward Homestead Project, Series 1996A:
   8.50% 2016                                                                                         4,000               4,288
   8.625% 2025                                                                                        3,500               3,744
 First Mortgage Rev. Ref. Bonds (Fellowship Village Project), Series 1998A:
  4.95% 2005                                                                                          1,230               1,255
  5.50% 2018                                                                                          2,295               2,216
  5.50% 2025                                                                                          3,000               2,810
 Retirement Community Rev. Bonds:
  Cedar Crest Village, Inc. Fac.:
   Series 2001A, 7.25% 2031                                                                           9,000               9,033
   Series 2001B, 5.50% 2006                                                                           1,000                 980
  Seabrook Village, Inc. Fac., Series 2000A, 8.25% 2030                                               6,000               6,380
Gloucester County Improvement Auth., Solid Waste Resource Recovery Rev.
Ref. Bonds (Waste Management, Inc. Project), Series 1999A, 6.85% 2029 (put 2009)                      1,585               1,743


New Mexico  -  0.14%
Supplemental Severance Tax Bonds, Series 2002A, 5.00% 2010                                            3,945               4,200


New York  -  8.05%
Dormitory Auth.:
 Center for Nursing/Rehabilitation, Inc. Rev. Bonds, FHA insured,
5.45% 2017                                                                                            2,100               2,280
 City University System Consolidated Third General Resolution Rev.
Bonds, Series 1998-2, AMBAC insured5.50% 2008                                                         2,000               2,249
 Edgar Health Care Center (Nursing Home) Rev. Bonds, FHA insured, 4.90% 2013                          2,375               2,503
 Mental Health Services Facs. Improvement Rev. Bonds:
  Series 1997A, 6.00% 2007                                                                            1,750               1,990
  Series 1997B:
   6.00% 2007                                                                                         2,490               2,828
   6.00% 2007 (preref. 2007)                                                                             10                  12
   5.60% 2008                                                                                         1,300               1,447
  Series 1998B:
   5.375% 2009                                                                                        1,270               1,410
   5.00% 2010                                                                                         1,495               1,614
   5.00% 2010                                                                                         1,530               1,652
  Series 1998C, 5.00% 2010                                                                            1,760               1,900
 Secured Hospital:
  Rev. Bonds (Interfaith Medical Center), Series 1998D, 5.25% 2007                                    2,000               2,192
  Rev. Ref. Bonds:
   Bronx-Lebanon Hospital Center, Series 1998E, MBIA insured, 5.20% 2014                              8,520               9,045
   Brookdale Hospital, Series 1998J, 5.125% 2009                                                      2,500               2,731
 St. Luke's-Roosevelt Hospital Center, Mortgage Hospital Rev. Bonds,
Series 2000A, FSA insured, 5.75% 2021                                                                 5,000               5,428
 State University Educational Facs.:
  Rev. Bonds:
   Series 1990B:
    7.50% 2011                                                                                        1,160               1,424
    7.50% 2011 (preref. 2010)                                                                           560                 716
   Series 1997, 6.00% 2007                                                                            3,000               3,419
  Rev. Ref. Bonds, Series 1990A, 7.50% 2013                                                           3,500               4,582
Environmental Facs. Corp., State Clean Water and Drinking Water,
Revolving Funds Rev. Bonds, Series 2002I, 5.25% 2016                                                  2,295               2,511
Health and Hospitals Corp., Health System Bonds, Series 2002A, FHA insured:
 5.50% 2015                                                                                           2,000               2,225
 5.50% 2016                                                                                           2,605               2,877
Housing Fin. Agcy.:
 Health Facs. Rev. Bonds (New York City), Series 1996A Ref., 6.00% 2006                               3,000               3,351
 Service Contract Obligation Rev. Ref. Bonds, Series 1997C, 5.20% 2010                                1,750               1,890
Local Government Assistance Corp., Series 1991C, Capital Appreciation
Bonds, 0% 2005                                                                                        5,000               4,728
Metropolitan Transportation Auth., State Service Contract Ref. Bonds,
Series 2002A, 5.125% 2024                                                                             8,000               8,086
State Medical Care Facs. Fin. Agcy.:
 Hospital Insured Mortgage Rev. Ref. Bonds, Series 1994A, FHA insured:
  5.10% 2010                                                                                          1,580               1,675
  5.25% 2014                                                                                          5,000               5,320
 Mental Health Services Facs. Improvement Rev. Bonds, Series 1993D, 5.25% 2023                        1,000               1,006
 St. Luke's-Roosevelt Hospital Center, Mortgage Rev. Bonds, Series 1993A,
FHA insured 5.60% 2013                                                                               11,770              12,409
State Thruway Auth.:
 Local Highway and Bridge Service Contract Bonds:
  Series 2001, 5.25% 2015                                                                             2,500               2,707
  Series 2002, 5.50% 2015                                                                            13,250              14,735
 State Personal Income Tax Rev. Bonds (Transportation), Series 2002A:
  5.50% 2015                                                                                          5,000               5,579
  5.50% 2016                                                                                          7,000               7,753
Urban Dev. Corp., Correctional Capital Facs. Rev. Bonds:
 Ref. Series 1993A, 5.30% 2005                                                                        1,800               1,926
 Series 7, 5.25% 2009                                                                                 1,375               1,493
Castle Rest Residential Health Care Fac., Mortgage Rev. Bonds, Series
1997A, FHA insured, 5.60% 2017                                                                        1,700               1,782
City of New York:
 G.O. Bonds:
  Fiscal 1995 Series F (preref. 2005):
   6.60% 2010                                                                                         2,000               2,244
   6.625% 2025                                                                                        1,500               1,684
  Fiscal 1996 Series E, 6.50% 2006                                                                    3,000               3,353
  Fiscal 2001 Series F:
   5.00% 2010                                                                                         1,500               1,605
   5.25% 2011                                                                                         6,260               6,825
  Fiscal 2001 Series H, 5.25% 2016                                                                    3,510               3,689
  Fiscal 2002 Series B, 5.50% 2012                                                                    7,810               8,597
  Fiscal 2002 Series C, 5.25% 2021                                                                    6,720               6,833
  Fiscal 2002 Series E, 5.625% 2012                                                                   1,500               1,690
  Fiscal 2002 Series G, 5.625% 2013                                                                   5,000               5,549
  Fiscal 2003 Series A, 5.125% 2010                                                                   3,000               3,234
 Transitional Fin. Auth.:
  Future Tax Secured Bonds:
   Fiscal 1998 Series A:
    5.00% 2027                                                                                        1,495               1,499
    5.00% 2027 (preref. 2007)                                                                             5                   6
   Fiscal 1998 Series B, 4.50% 2027                                                                   5,000               4,695
   Fiscal 1998 Series C, 5.00% 2018                                                                   2,000               2,071
   Fiscal 2001 Series C, 5.375% 2015                                                                  2,000               2,195
   Fiscal 2003 Series A, 5.50% 2026                                                                  29,300              32,799
  Future Tax Secured Ref. Bonds, Fiscal 2003 Series B, 5.25% 2029                                    11,600              12,686
Suffolk County Industrial Dev. Agcy., Continuing Care Retirement Community
Rev. Bonds (Peconic Landing at Southhold, Inc. Project), Series 2000, 8.00% 2030                      2,000               2,035
Triborough Bridge and Tunnel Auth., General Purpose and Rev. Bonds, Series Y, 6.00% 2012              1,000               1,177


North Carolina  -  2.05%
Eastern Municipal Power Agcy., Power System Rev. Bonds:
 Ref. Series 1993B:
  6.00% 2006                                                                                          3,120               3,391
  7.25% 2007                                                                                          5,425               6,213
  7.00% 2008                                                                                         10,720              12,295
  6.125% 2009                                                                                         2,000               2,205
  6.00% 2022                                                                                          2,815               2,930
  6.00% 2026                                                                                          1,990               2,056
  MBIA insured, 6.00% 2026                                                                            2,500               2,889
 Ref. Series 1993C, 5.00% 2021                                                                        2,300               2,128
 Ref. Series 1993D, 5.60% 2016                                                                        1,000               1,017
 Ref. Series 1999B:
  5.55% 2014                                                                                          1,800               1,868
  5.60% 2015                                                                                          2,500               2,580
  5.65% 2016                                                                                          2,000               2,057
  5.70% 2017                                                                                          4,775               4,896
 Series 1999D, 6.75% 2026                                                                             3,500               3,797
Municipal Power Agcy. Number One (Catawba Electric Rev. Bonds):
 Series 1992, 6.25% 2017                                                                              2,000               2,062
 Series 1999A, MBIA insured, 6.00% 2008                                                               3,935               4,489
County of Catawba, Hospital Ref. Rev. Bonds (Catawba Memorial Hospital
Project), Series 1999, AMBAC insured, 4.60% 2010                                                      1,000               1,075
County of New Hanover, Hospital Rev. Bonds (New Hanover Regional Medical
Center Project), Series 1999, MBIA insured, 5.25% 2011                                                1,995               2,210


Ohio  -  0.37%
Water Dev. Auth., Water Pollution Control Loan Fund Rev. Bonds, Water
Quality, Series 2002, 5.25% 2015                                                                      2,000               2,198
County of Knox, Hospital Facs. Ref. Rev. Bonds (Knox Community Hospital),
Series 1998, Radian insured, 4.60% 2007                                                               2,175               2,320
County of Lorain, Health Care Facs. Rev. Ref. Bonds (Kendal at Oberlin),
Series 1998A, 5.25% 2021                                                                              2,000               1,800
County of Montgomery, Hospital Facs. Rev. Bonds (Kettering Medical Center
Network Obligated Group), Series 1999, 6.75% 2022                                                     1,000               1,065
County of Richland, Hospital Facs. Rev. Improvement Bonds (MedCentral Health
System Obligated Group), Series 2000B:
 6.375% 2022                                                                                          1,250               1,325
 6.375% 2030                                                                                          2,000               2,109


Oklahoma  -  0.39%
Health System Rev. Bonds, Baptist Medicine Center of Oklahoma, Series 1995C,
AMBAC insured, 6.375% 2009                                                                           2,500               2,756
Industries Auth.:

 Health Facs. Rev. Ref. Bonds (Sisters of Mercy Health System, St. Louis, Inc.),
Series 1993A, 5.00% 2013                                                                              2,505               2,554
 Health System Rev. Ref. Bonds (Obligated Group consisting of INTEGRIS Baptist
Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corp. and INTEGRIS
Rural Health, Inc.), Series 1995D              2,500               2,880
Tulsa Industrial Auth., Hospital Rev. and Ref. Bonds, St. John Medical Center
Project, Series 1996, 5.375% 2017                                                                     3,000               3,077


Oregon  -  0.60%
City of Klamath Falls, Electric Rev. Ref. Bonds (Klamath Cogeneration Project),
Series 1999:
 5.75% 2013                                                                                           3,000               3,031
 5.875% 2016                                                                                          3,500               3,495
 6.00% 2025                                                                                          11,290              11,004


Pennsylvania  -  3.95%
Convention Center Auth., Ref. Rev. Bonds, Series 1994A, 6.25% 2004                                    6,370               6,647
Higher Educational Facs. Auth.:
 Rev. Bonds (Thomas Jefferson University), Series 1992A, MBIA insured, 6.625% 2009                      375                 384
 UPMC Health System Rev. Bonds, Series 1999A, FSA insured, 5.00% 2009                                 2,000               2,193
Housing Fin. Agcy., Rental Housing Ref. Bonds, Issue 1993, FNMA insured, 5.80% 2018                   1,000               1,029
Allegheny County:
 Cert. of Part. (ACJCT Fac. Holdings L.P.), AMBAC insured, 5.00% 2019                                 2,150               2,224
 Hospital Dev. Auth.:
  Health System Rev. Bonds, Catholic Health East Issue, Series 1998A, AMBAC insured:
   5.50% 2008                                                                                         1,000               1,130
   5.00% 2010                                                                                         2,705               2,947
  UPMC Health System Rev. Ref. Bonds, Series 1999B, AMBAC insured, 5.25% 2008                         5,160               5,766
Port Auth. of Allegheny County, Special Rev. Transportation Bonds, Ref. Series 2001,
 FGIC insured, 5.50% 2015                                                                             1,000               1,113
Chester County Health and Education Facs. Auth., Health System Rev. Bonds (Jefferson
Health System), Series 1997B, 5.375% 2027                                                             4,150               4,163
Delaware County Auth., Rev. Bonds, Catholic Health Systems, Series A, AMBAC
insured, 5.00% 2010                                                                                   2,465               2,658
Lehigh County, General Purpose Auth. Rev. Bonds (KidsPeace Obligated Group),
Series 1998, ACA insured, 5.70% 2009                                                                  1,500               1,662
Montgomery County Industrial Dev. Auth. Retirement Community:
 Rev. Bonds (ACTS Retirement Life Communities, Inc. Obligated Group):
  Series 1996B, 5.75% 2017                                                                            2,000               2,072
  Series 1998, 5.25% 2028                                                                            17,500              16,676
 Rev. Ref. Bonds (ACTS Retirement Life Communities, Inc. Obligated Group),
Series 1996A, 5.875% 2022                                                                             2,890               2,945
Hospitals and Higher Education Facs. Auth. of Philadelphia:
 Frankford Hospital, Series A (escrowed to maturity):
  6.00% 2014                                                                                          3,705               3,893
  6.00% 2023                                                                                          4,000               4,114
 Health System Rev. Bonds (Jefferson Health System):
  Series 1997A:
   5.50% 2006                                                                                         2,285               2,492
   5.50% 2007                                                                                         1,995               2,188
   5.50% 2008                                                                                         2,000               2,200
   5.00% 2009                                                                                         1,000               1,069
   5.00% 2010                                                                                         1,000               1,056
  Series 1999A, 5.00% 2018                                                                            1,475               1,474
 Hospital Rev. Bonds (Temple University Hospital):
  Series 1993A, 6.50% 2008                                                                           13,960              14,886
  Series 1997, 5.70% 2009                                                                             1,000               1,017
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Cathedral Village Project),
 Series 1998, 5.50% 2010                                                                              2,815               2,825
City of Pottsville Hospital Auth., Hospital Rev. Bonds (The Pottsville Hospital
 and  Warne Clinic), Series 1994, 7.25% 2024 (preref. 2004)                                           8,500               9,467
Scranton-Lackawanna Health and Welfare Auth., City of Scranton, Lackawanna County,
Hospital Rev. Bonds (Moses Taylor Hospital Project), Series 1997:
 6.05% 2010                                                                                           1,000                 960
 6.15% 2012                                                                                           2,245               2,125
 6.15% 2014                                                                                           3,000               2,755
 6.20% 2017                                                                                           3,000               2,665
Westmoreland County, Health Care Fac. Rev. Bonds (Redstone Presbyterian SeniorCare
Obligated Group), Fixed Rate Rev. Bonds, Series 2000B, 8.125% 2030                                    6,500               6,878


Puerto Rico  -  0.05%
The Children's Trust Fund, Tobacco Settlement Asset-backed Bonds,
Series 2000, 5.75% 2020                                                                               1,500               1,577


Rhode Island  -  0.61%
Depositors Econ. Protection Corp., Special Obligation Bonds, Series 1993A:
 MBIA insured, 5.75% 2012                                                                             4,850               5,680
 5.75% 2021                                                                                           2,715               3,097
 5.75% 2021 (escrowed to maturity)                                                                    1,210               1,380
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds, Lifespan
Obligated Group Issue, Series 2002:
 6.375% 2021                                                                                          4,000               4,038
 6.50% 2032                                                                                           3,500               3,542


South Carolina  -  1.27%
Florence County, Hospital Rev. Bonds (McLeod Regional Medical Center Project),
Series 1998A, MBIA insured, 5.25% 2010                                                                2,785               3,063
Georgetown County, Pollution Control Rev. Ref. Bonds (International Paper Company
Projects), Series 1999A, 5.125% 2012                                                                  3,000               3,070
Lexington County Health Services Dist. Inc., Hospital Rev. Ref. and
Improvement Bonds, Series 1997, FSA insured:
 5.50% 2007                                                                                           2,000               2,241
 5.00% 2009                                                                                           1,000               1,096
Piedmont Municipal Power Agcy., Electric Rev. Bonds:
 Ref. Series 1991, FGIC insured, 6.25% 2021                                                           4,640               5,463
 Ref. Series 1999A, 5.25% 2015                                                                        8,420               8,251
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-
backed Bonds, Series 2001B, 6.00% 2022                                                               14,090              14,094


South Dakota  -  0.59%
Building Auth., Rev. Capital Appreciation Bonds, Series 1996A, AMBAC
insured, 0% 2014                                                                                      3,780               2,194
Health and Educational Facs. Auth., Rev. Ref. Bonds (Rapid City Regional
Hospital Issue), Series 1999, MBIA insured:
 5.00% 2007                                                                                           2,045               2,230
 5.00% 2009                                                                                           4,010               4,321
 5.00% 2010                                                                                           4,175               4,443
Housing Dev. Auth., Homeownership Mortgage Bonds:
 Series 1995A, 5.80% 2014                                                                             3,000               3,115
 Series 2002F, 4.30% 2014                                                                             1,030               1,034


Tennessee  -  2.02%
Fort Sanders Alliance Obligated Group, The Health, Educational and Housing
Facs. Board of the County of Knox, Hospital Rev. Bonds, Series 1990A, MBIA insured, 6.25% 2013        2,000               2,356
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
Express Corp.):
 Series 1992, 6.75% 2012 (preref. 2002)                                                              13,100              13,364
 Series 2002, 5.05% 2012                                                                              9,500               9,801
Health and Education Facs. Board of the Metropolitan Government of Nashville
and Davidson County, Rev. Bonds (Blakeford Project), Series 1994A, 9.25% 2024 (preref. 2004)          6,600               7,598
Shelby County, G.O. School Bonds, Series 1991A, 0% 2011                                               3,750               2,578
The Health, Educational and Housing Fac. Board of the County of Shelby, Hospital
Rev. Bonds (Methodist Healthcare), Series 2002, 6.00% 2020                                            9,500               9,731
The Health, Educational and Housing Facs. Board of the County of Sullivan,
Hospital Rev. Bonds (Wellmont Health System Project), Series 2002:
 6.75% 2014                                                                                           2,360               2,664
 6.75% 2016                                                                                           2,690               2,976
 6.25% 2022                                                                                           2,000               2,044
 6.25% 2032                                                                                           6,000               6,093


Texas  -  11.23%
Public Fin. Auth., G.O. Ref. Bonds:
 Series 2001A, 5.375% 2016                                                                            2,540               2,760
 Series 2002, 5.25% 2007                                                                              3,760               4,200
Turnpike Auth., Central Turnpike System, Second Tier Bond Anticipation
Notes, Series 2002, 5.00% 2008                                                                        5,000               5,481
City of Austin (Travis and Williamson Counties), Water and Wastewater
System Rev. Ref. Bonds, Series 2001B, FSA insured, 5.75% 2016                                         6,800               7,591
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds (Buckner
Retirement Services, Inc. Obligated Group Project), Series 1998:
 5.25% 2009                                                                                           1,620               1,716
 5.00% 2010                                                                                           1,705               1,771
 5.25% 2028                                                                                           9,400               8,859
Brazos River Auth., Rev. Ref. Bonds (Houston Industries Incorporated Project),
MBIA insured, 4.90% 2015                                                                              3,360               3,576
Brazos River Harbor Navigation, Dist. of Brazoria County, Environmental Facs.
Rev. Bonds (The Dow Chemical Company Project), Series 2002B, 5.15% 2033                               6,600               6,656
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero
Refining and Marketing Co. Project), Series 1997C, 5.40% 2018 (put 2009)                             12,800              12,667
Cypress-Fairbanks Independent School Dist. (Harris County):
 Unlimited Tax Ref. Bonds, Capital Appreciation Bonds, Series 1993A, 0% 2013                          6,675               4,230
 Unlimited Tax Ref. and Schoolhouse Bonds, Series 2001, 5.25% 2016                                    3,500               3,766
City of Dallas:
 G.O. Limited Tax:
  5.00% 2014                                                                                          3,400               3,641
  5.00% 2015                                                                                          2,000               2,122
 (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System
Rev. Ref. Bonds, Series 2002, 5.00% 2009                                                              1,285               1,421
Dallas County, Unlimited Tax Ref. and Improvement Bonds, G.O. Ref. Bonds, Series 2001A:
 5.375% 2013                                                                                          2,465               2,741
 5.375% 2015                                                                                          3,725               4,079
DeSoto Independent School Dist. (Dallas County), Unlimited Tax School Building
and Ref. Bonds, Series 2001 Capital Appreciation Bonds:
 0% 2018                                                                                              2,835               1,287
 0% 2019                                                                                              3,335               1,417
 0% 2020                                                                                              3,335               1,327
Eanes Independent School Dist. (Travis County), Unlimited Tax School Building
Bonds, Series 2001:
 5.50% 2014                                                                                           2,050               2,278
 5.50% 2015                                                                                           2,150               2,372
 5.50% 2016                                                                                           1,125               1,233
Garland Independent School Dist. (Dallas County), Unlimited Tax Ref. and School
Building Bonds, Series 2001:
 5.50% 2013                                                                                           2,170               2,394
 5.50% 2015                                                                                           2,420               2,635
Harris County:
 Unlimited Tax Road G.O. Ref. Bonds, Series 2001, 5.375% 2015                                         2,500               2,739
 G.O. and Rev. Ref. Bonds, Series 2002, MBIA insured:
  0% 2013                                                                                             5,000               3,100
  0% 2015                                                                                             6,000               3,295
 Health Facs. Dev. Corp.:
  Hospital Rev. Bonds (Memorial Hermann Healthcare System), Series 2001A,
6.375% 2029                                                                                          13,900              14,748
  Memorial Hermann Hospital System Project, Series 1998, FSA insured:
   5.25% 2008                                                                                         1,890               2,080
   5.50% 2011                                                                                         5,000               5,618
   5.50% 2014                                                                                         4,790               5,384
   5.50% 2015                                                                                        10,325              11,579
  Rev. Bonds:
   CHRISTUS Health, Series 1999A, MBIA insured, 5.50% 2010                                            3,380               3,726
   St. Luke's Episcopal Hospital, Series 2001A:
    5.625% 2014                                                                                       1,000               1,092
    5.625% 2015                                                                                       2,500               2,710
    5.625% 2016                                                                                       2,700               2,915
    5.625% 2018                                                                                       2,000               2,127
    5.50% 2020                                                                                        4,000               4,136
    5.50% 2021                                                                                        5,740               5,897
Hidalgo County Health Services Corp., Hospital Rev. Bonds (Mission Hospital,
Inc. Project), Series 1996:
 7.00% 2008                                                                                             885                 933
 6.75% 2016                                                                                           1,740               1,761
City of Houston:
 Airport System Subordinate Lien Rev. Bonds, Series 2002A, FSA insured:
  5.50% 2015                                                                                          3,000               3,313
  5.00% 2022                                                                                          3,000               3,017
 Water and Sewer System, Junior Lien Rev. Ref. Bonds, Series 1998A, FSA
insured, 0% 2019                                                                                      3,000               1,252
Jefferson County, Health Facs. Dev. Corp., Baptist Hospitals of Southeast
Texas, FHA insured Mortgage Rev. Bonds, Series 2001, AMBAC insured, 5.20% 2021                        4,000               4,073
Katy Independent School Dist. (Fort Ben, Harris and Waller Counties), Limited
 Tax Ref. Bonds, Series 2001:
 5.50% 2015                                                                                           1,290               1,417
 5.50% 2016                                                                                           1,805               1,971
Keller Independent School Dist. (Tarrant County), Unlimited Tax School Building
and Ref. Capital Appreciation Bonds, Series 2001, 0% 2012                                             6,040               3,958
Ladero Independent School Dist. (Webb County), Unlimited Tax School Building and
Ref. Bonds, Series 2001, 5.375% 2015                                                                  2,000               2,183
Lewisville Independent School Dist. (Denton County), Unlimited Tax School Building
 and Ref. Bonds, Series 2001, 5.50% 2015                                                              2,000               2,188
Mansfield Independent School Dist. (Tarrant and Johnson Counties), Unlimited Tax
 School Building and Ref. Bonds, Series 2001, 5.50% 2016                                              2,635               2,878
Midway Independent School Dist. (McLennan County), Unlimited Tax School Building
and Ref. Bonds, Capital Appreciation, Series 2000, 0% 2019                                            5,000               2,126
Northeast Medical Clinic, Hospital Auth., County of Humble, Rev. Bonds, FSA
insured, 6.25% 2012                                                                                   1,000               1,196
Northside Independent School Dist.:
 Unlimited Tax School Building and Ref. Bonds, Series 2001, 5.50% 2014                                4,000               4,425
 Variable Rate Unlimited Tax School Building Bonds, Series 2001A:
  5.375% 2016                                                                                         2,560               2,792
  5.375% 2017                                                                                         2,695               2,923
  5.375% 2018                                                                                         2,835               3,052
Plano Independent School Dist. (Collin County), Unlimited Tax School,
Building and Ref. Bonds, Series 2001, 5.25% 2015                                                      2,000               2,155
Round Rock Independent School Dist. (Williamson and Travis Counties),
Unlimited Tax School Building Bonds, Series 2001A:
 5.50% 2015                                                                                           2,000               2,207
 5.50% 2016                                                                                           2,500               2,741
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric
Company Project), Series 2001C, 5.50% 2022 (put 2011)                                                  2,000               2,048
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds,
 Series 2002:
 Radian insured, 5.125% 2017                                                                          8,000               8,202
 6.00% 2021                                                                                           1,000               1,010
City of San Antonio:
 General Improvement and Ref. Bonds, Series 2001:
 5.25% 2015                                                                                           8,425               9,087
 5.25% 2016                                                                                           8,385               8,976
 General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011                                      3,000               3,297
 Electric and Gas Systems Rev. Ref. Bonds:
  New Series 1998A:
   5.25% 2015                                                                                         5,075               5,424
   4.50% 2021                                                                                         4,000               3,838
  New Series 2002:
   5.375% 2015                                                                                        2,000               2,245
   5.375% 2016                                                                                        4,650               5,054
 Bexar County, Water System Rev. and Ref. Bonds, Series 2001, 5.00% 2016                              1,000               1,051
San Antonio Independent School Dist.:
 Unlimited Tax Ref. Bonds, Series 2001B:
  5.375% 2013                                                                                         4,260               4,733
  5.375% 2015                                                                                         4,390               4,794
 Unlimited Tax School Building Bonds, Series 2001A:
  5.375% 2015                                                                                         1,515               1,654
  5.375% 2016                                                                                         1,705               1,847
Spring Branch Independent School Dist. (Harris County), Limited Tax Schoolhouse
and Ref. Bonds, Series 2001:
 5.375% 2015                                                                                          3,875               4,214
 5.375% 2016                                                                                          3,070               3,313
Tarrant County, Health Facs. Dev. Corp.:
 Health Resources System Rev. Bonds, Series 1997A, MBIA insured:
  5.50% 2007                                                                                          4,000               4,373
  5.75% 2015                                                                                          3,000               3,353
 Hospital Rev. Bonds (Baylor Health Care System Project), Series 2002A:
  5.00% 2019                                                                                          5,500               5,546
  5.25% 2022                                                                                          3,000               3,025
Tomball Hospital Auth., Rev. Ref. Bonds, Series 1993, 6.125% 2023                                     2,000               2,015
Board of Regents of The University of Texas System:
 Permanent University Fund Bonds, Series 2002B:
  5.25% 2015                                                                                          7,435               8,083
  5.25% 2016                                                                                          2,315               2,498
 Rev. Fncg. System Bonds:
  Series 1996B, 5.00% 2011                                                                            3,750               4,103
  Series 2001B:
   5.375% 2013                                                                                        2,000               2,225
   5.375% 2016                                                                                        4,000               4,343
Weatherford Independent School Dist. (Parker County), Unlimited Tax School
Building and Ref. Bonds, Capital Appreciation, Series 2000, 0% 2018                                   2,625               1,222
City of Wichita Falls, Water and Sewer System Priority Lien Rev. Bonds, Series
 2001, AMBAC insured, 5.375% 2016                                                                     1,580               1,711


Utah  -  0.77%
Alpine School Dist., Utah County, G.O. School Building Bonds (Utah School Bond
Guaranty Program), Series 2001A:
 5.25% 2015                                                                                           3,000               3,276
 5.25% 2016                                                                                           4,225               4,581
Salt Lake County, G.O. Ref. Bonds, Series 2001:
 5.25% 2011                                                                                           5,000               5,648
 5.00% 2012                                                                                           8,130               8,944


Vermont  -  0.08%
Educational and Health Buildings Fncg. Agcy., Hospital Rev. Bonds (Medical
 Center Hospital of Vermont Project), Series 1993, FGIC insured, 5.75% 2007                           2,250               2,354


Virginia  -  1.32%
City of Chesapeake, G.O. Public Improvement and Ref. Bonds, Series 2001, 5.50% 2011                   3,500               4,024
Dulles Town Center, Community Dev. Auth. (Loudoun County), Special Assessment
Bonds (Dulles Town Center Project), Series 1998, 6.25% 2026                                           2,500               2,522
Fairfax County:
 Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring Village, Inc.
Fac.), Series 1999A, 7.50% 2029                                                                      15,500              16,364
 Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Inova Health System Hospitals
Project), Series 1993A:
  5.00% 2011                                                                                          1,300               1,408
  5.00% 2023                                                                                          1,200               1,218
Gateway Community Dev. Auth. (Prince William County), Special Assessment Bonds,
 Series 1999, 6.25% 2026                                                                              2,130               2,131
Industrial Dev. Auth., Hanover County, Hospital Rev. Bonds (Memorial Regional
Medical Center Project at Hanover Medical Park), Series 1995, MBIA insured, 6.50% 2009                1,000               1,190
Heritage Hunt Commercial Community Dev. Auth. (Prince William County), Special
 Assessment Bonds:
 Series 1999A, 6.85% 2019                                                                             3,000               3,149
 Series 1999B, 7.00% 2029                                                                               988               1,043
Peninsula Ports Auth. Health System Rev. Ref. Bonds (Riverside Health System
Project), Series 1998, MBIA insured, 5.00% 2010                                                       1,000               1,081
Pocahontas Parkway Association, Route 895 Connector Toll Road Rev. Bonds,
Series 1998A, 5.25% 2008                                                                              5,000               4,500


Washington  -  6.45%
G.O. Bonds:
 Motor Vehicle Fuel Tax, Series 2002C, FSA insured, 5.00% 2017                                        5,000               5,245
 Various Purpose, Series 2001C, 5.00% 2010                                                            7,310               7,977
Health Care Facs. Auth., Rev. Bonds:
 Providence Health System, Series 2001A, MBIA insured:
  5.50% 2011                                                                                          6,565               7,391
  5.625% 2014                                                                                         3,000               3,331
  5.625% 2015                                                                                         8,635               9,518
 Group Health Cooperative of Puget Sound, Series 2001, AMBAC insured, 5.375% 2012                     1,500               1,668
Public Power Supply System, Ref. Rev. Bonds:
 Nuclear Project No. 1, Series 1997B, 5.125% 2014                                                     5,000               5,246
 Nuclear Project No. 2:
  Series 1993B, FSA insured, 5.65% 2008                                                               3,030               3,427
  Series 1994A, 6.00% 2007                                                                           19,900              22,534
  Series 1998A, 5.00% 2012                                                                            3,200               3,406
 Nuclear Project No. 3:
  Series 1989A, MBIA insured, 0% 2013                                                                 4,000               2,496
  Series 1989B, 7.125% 2016                                                                           5,250               6,789
Central Puget Sound Regional Transit Auth., Sales Tax and Motor
Vehicle Excise Tax Bonds, Series 1999, FGIC insured:
 5.25% 2021                                                                                           5,500               5,909
 4.75% 2028                                                                                          21,940              20,864
Public Utility Dist. No. 1 of Chelan County, Columbia River-Rock
Island Hydro-Electric System Rev. Ref. Bonds, Series 1997A , MBIA insured, 0% 2019                   11,345               4,888
Clark County, Vancouver School Dist. No. 37, Unlimited Tax Deferred
Interest G.O. Bonds, Series 2001C, FGIC insured, 0% 2016                                              5,000               2,547
Energy Northwest:
 Columbia Generating Station Ref. Electric Rev. Bonds, Series 2001A,
FSA insured, 5.50% 2016                                                                              13,000              14,250
 Ref. Electric Rev. Bonds:
  Project No. 1, Series 2002A, MBIA insured:
   5.50% 2015                                                                                         5,000               5,521
   5.50% 2016                                                                                         5,000               5,487
  Project No. 3, Series 2001A, FSA insured, 5.50% 2017                                                5,000               5,446
King County:
 Limited Tax G.O. (Baseball Stadium), Ref. Bonds, Series 2002, 5.50% 2012                             3,000               3,412
 Sewer Rev. Bonds, Ref. Rev. Bonds:
  Series 2001, FGIC insured, 5.25% 2015                                                               2,000               2,162
  Series 2002B, FSA insured, 5.50% 2015                                                               4,500               4,968
City of Seattle:
 Limited Tax G.O. Bonds, 2001 (Various Purposes):
  5.00% 2013                                                                                          3,835               4,146
  5.00% 2014                                                                                          4,040               4,329
  5.25% 2015                                                                                          4,255               4,606
  5.375% 2016                                                                                         4,485               4,861
  5.375% 2017                                                                                         4,440               4,778
  5.375% 2018                                                                                         2,000               2,140
 Municipal Light and Power:
  Improvements and Ref. Rev. Bonds, Series 2001, FSA insured:
   5.50% 2012                                                                                         2,000               2,235
   5.50% 2016                                                                                         5,000               5,451
  Rev. Anticipation Notes, Series 2001, 4.50% 2003                                                    2,000               2,035


Wisconsin  -  1.34%
G.O. Bonds:
 Series 1999A, 5.00% 2012                                                                             3,390               3,629
 Ref. Bonds , Series 1998-1, 5.50% 2010                                                               3,225               3,666
Health and Educational Facs. Auth., Rev. Bonds:
 Children's Hospital Project, Series 1993, FGIC insured, 5.50% 2006                                   2,000               2,210
 Children's Hospital of Wisconsin, Inc., Series 1998, AMBAC insured, 5.625% 2015                      1,130               1,288
 Froedtert & Community Health Obligated Group, Series 2001:
  5.625% 2014                                                                                         1,000               1,072
  5.625% 2015                                                                                         1,100               1,171
 Medical College of Wisconsin, Series 1993, 5.95% 2015                                                3,000               3,076
 The Monroe Clinic, Inc.:
  Series 1998:
   4.80% 2010                                                                                         1,110               1,143
   4.90% 2011                                                                                         1,165               1,196
  Series 1999:
   5.125% 2016                                                                                        1,000               1,004
   5.375% 2022                                                                                        2,000               1,961
Housing and Econ. Dev. Auth.:
 Home Ownership Rev. Bonds, Series 1998A, 5.375% 2017                                                 1,510               1,578
 Housing Rev. Bonds, Series 1992A, 6.40% 2003                                                           770                 788
Pollution Control and Industrial Dev. Rev. Bonds (General Motors Corp. Projects),
City of Janesville, Series 1984, 5.55% 2009                                                           3,650               4,007
Milwaukee Metropolitan Sewerage Dist., Milwaukee, Ozaukee, Washington and Waukesha
Counties, G.O. Sewerage Systems Bonds, Series 2001A, 5.25% 2014                                       3,590               3,936
City of Superior, Limited Obligation Ref. Rev. Bonds (Midwest Energy Resources Co.
 Project), Series 1991E (collateralized), FGIC insured, 6.90% 2021                                    6,000               7,627



                                                                                                                      2,697,918



                                                                                                  Principal              Market
                                                                                                     amount               value
Short-term securities  -  7.82%                                                                       (000)               (000)


Alexandria, Virginia, Redev. and Housing Auth., Residential Care Fac. First
Mortgage Rev. Bonds (Goodwin House), Multi-Mode Series 1996B, 1.75% 2006 (3)                          3,400               3,400
Municipality of Anchorage, Alaska, G.O. and Ref. Bonds, Series A, MBIA
insured, 3.00% 6/1/2003                                                                               8,625               8,727
State of California, 2002 Rev. Anticipation Warrants, 2.50% 10/25/2002 (2)                           10,000              10,011
Clark County, Nevada, Highway Rev. Commercial Paper Notes (Motor Vehicle
Fuel Tax), Series A, 1.35% 10/4/2002                                                                  2,400               2,400
State of Tennessee, Public Building Auth. of The City of Clarksville,
Adjustable Rate Pooled Fncg. Rev. Bonds, Series 2001, 1.85% 2031 (3)                                  1,500               1,500
Delaware County, Pennsylvania, Industrial Dev. Auth, Pennsylvania, Variable
 Rate Demand, Solid Waste Rev. Bonds (Scott Paper Co. Project), Series B, 1.30% 2018 (3)              1,000               1,000
City of Farmington, New Mexico, Pollution Control Rev. Ref. Bonds (Arizona
Public Service Co. Four Corners Project), Series 1994A, 1.85% 2024 (3)                                2,400               2,400
Municipal Electric Auth. of Georgia, Variable Rate Subordinated Bonds, Series
 1985A, 1.40% 9/5/2002                                                                                2,000               2,000
Harris County, Texas, Industrial Dev. Corp., Pollution Control Rev. Bonds
(Exxon Project), Series 1984A, 1.75% 2024 (3)                                                         2,000               2,000
Harrison County, Mississippi, Pollution Control Rev. Ref. Bonds (E.I.
du Pont de Nemours and Company Project), Series 1990, 1.80% 2010 (3)                                  1,600               1,600
City and County of Honolulu, Hawaii, G.O. Commercial Paper Notes, 1.25% 10/7/2002                     2,500               2,500
City of Houston, Texas, Tax and Rev. Anticipation Notes, Series 2002,
3.00% 6/30/2003 (2)                                                                                    5,000               5,066
Howard County, Maryland, Consolidated Public Improvement, Commercial
Paper Bond Anticipation Notes, Series C, 1.30% 9/4/2002                                                2,300               2,300
State of Illinois:
 Dev. Fin. Auth., Revolving Fund Rev. Bonds, Series 2002 (Master Trust),
3.50% 3/1/2003                                                                                        3,085               3,117
 Rev. Anticipation Certificates of July 2002, 3.00% 6/15/2003                                         3,000               3,037
State of Indiana, Tax Anticipation Notes, Series 2002, 3.00% 6/30/2003                                8,000               8,106
State of Utah, Intermountain Power Agency, Variable Rate Power Supply
Rev. Bonds, Series 1985F, AMBAC insured, 1.25% 10/9/2002                                              5,200               5,200
Jacksonville, Florida, Health Facs. Auth., Health Care Facs. Ref. Rev.
 Bonds (St. Luke's Hospital Association):
 Series 2001A, 1.25% 10/8/2002                                                                        2,000               2,000
 Series 2001B, 1.30% 10/2/2002                                                                        5,800               5,800
State of Kentucky, Commonwealth State Property and Buildings Commission, Rev.
and Rev. Ref. Bonds, Projct No. 72, 4.00% 10/1/2002                                                   2,000               2,004
Las Vegas Valley Water Dist., Nevada, G.O. (Limited Tax), Water Commercial
Paper Notes, Series A, 1.30% 10/3/2002                                                                5,000               5,000
Lehigh County, Pennsylvania, General Purpose Auth. (Saint Luke's Hospital of
 Bethlehem, PA Project), Hospital Rev. Bonds, Series of 2001, 1.75% 2031 (3)                          3,300               3,300
County of Los Angeles, California, Tax and Rev. Anticipation Notes, Series A,
3.00% 6/30/2003                                                                                       8,100               8,209
Marshall Creek Community Dev. Dist. (St. Johns County), Florida, Special
Assessment Bond Anticipation Notes, Series 2002, 5.875% 6/1/2003                                      2,250               2,251
State of Maryland:
 Community Dev. Administration, Multi-family Dev. Rev. Ref. Bonds (Avalon
Ridge Apartments Projects), Series 1997, 1.30% 2026 (3)                                               2,020               2,020
 Health and Higher Educational Facs. Auth.:
  Tax-Exempt Commercial Paper Rev. Notes, The Johns Hopkins University Issue,
 Series A, 1.25% 10/2/2002                                                                            1,808               1,808
  Pooled Loan Program Rev. Bonds, Series 1994D, 1.35% 2029 (3)                                       25,200              25,200
The Curators of the University of Missouri, Capital Projects Notes, Series
 FY 2002-2003, 3.00% 6/30/2003 (2)                                                                   10,000              10,131
Montgomery County, Maryland, Consolidated Commercial Paper Bond Anticipation
 Notes, Series 1995, 1.25% 9/3/2002                                                                   4,300               4,300
The Public Building Auth. of The County of Montgomery, Tennessee (Tennessee
 County Loan Pool), Adjustable Rate Pooled Fncg. Rev. Bonds, Series 2002, 1.85% 2032 (3)              2,400               2,400
State of New Jersey, Tax and Rev. Anticipation Notes, Fiscal 2003 Series A,
 3.00% 6/12/2003                                                                                      9,000               9,112
State of New York, Metropolitan Transportation Auth., Transportation Rev.
Bonds Anticipation Notes, Series CP-1 Credit Enhanced, Subseries B, 1.30% 11/19/2002                  6,100               6,100
City of New York, New York, Metropolitan Transportation Auth., Transportation
Rev. Bonds Anticipation Notes, Series CP-1 Credit Enhanced, Subseries A, 1.25% 10/11/2002             2,600               2,600
North Carolina Capital Facs. Fin. Agcy., Student Housing Facs. Rev. Bonds
(Winston-Salem State University Housing Foundation, LLC Project), Series 2001, 1.35% 2031 (3)         2,000               2,000
North Carolina Medical Care Commission:
 Variable Rate Demand Health Care Facs. Rev. Bonds:
  The Presbyterian Home at Charlotte, Inc. Project, Series 2001, 1.35% 2024 (3)                       3,410               3,410
  The Givens Estates, Inc. Project, Series 1997, 1.75% 2026 (3)                                       1,800               1,800
 Variable Rate Hospital Rev. Bonds (Pooled Fncg. Project), Series 1996A, 1.75% 2016 (3)               2,100               2,100
Ohio Air Quality Dev. Auth.:
 Pollution Control Rev. Ref. Bonds (Ohio Edison Co. Project), Series 2000C,
1.80% 2023 (3)                                                                                        3,000               3,000
 Air Quality Dev. Rev. Ref. Bonds (The Cincinnati Gas and Electric Company
Project), Series 1995A, 1.80% 2030 (3)                                                                2,500               2,500
Industrial Dev. Auth. of the City of Phoenix, Arizona, Multi-family Housing
 Rev. Ref. Bonds (Del Mar Terrace Apartments Project), Series 1999A, FHLMC insured, 1.35% 2029        3,000               3,000
City of Rochester, Minnesota, Health Care Facs. Rev. Bonds (Mayo
Foundation/Mayo Medical Center), Adjustable Tender Series 1988E, 1.35% 9/4/2002                       1,000               1,000
Salt River Project Agricultural Improvement and Power Dist., Arizona, Promissory Notes:
 Series A:
  1.30% 9/6/2002                                                                                      3,500               3,500
  1.25% 10/7/2002                                                                                     1,600               1,600
  1.25% 10/8/2002                                                                                     1,000               1,000
  1.25% 10/18/2002                                                                                    1,600               1,600
 Series B, 1.25% 10/3/2002                                                                            2,700               2,700
City of San Antonio, Texas:
 Electric and Gas Systems Commercial Paper Notes, Series A, 1.30% 10/16/2002                          1,900               1,900
 Water System Commercial Paper Notes, Series 2001A, 1.30% 9/11/2002                                   4,300               4,300
South Carolina Jobs - Econ. Dev. Auth., Tax-Exempt Adjustable Mode, Econ. Dev.
Rev. Bonds (Heathwood Hall Episcopal School Project), Series 2001, 1.35% 2029 (3)                     2,100               2,100
Sweetwater County, Wyoming, Customized Purchase Pollution Control Rev. Ref. Bonds
(PacifiCorp Project), Series 1988A, 1.25% 10/10/2002                                                  3,300               3,300
State of Texas, Tax and Rev. Anticipation Notes, Series 2002, 2.75% 8/29/2003                        13,500              13,673
Uinta County, Wyoming, Pollution Control Rev. Ref. Bond:
 Amoco Project, Series 1998, 1.80% 2026 (3)                                                           2,600               2,600
 Chevron U.S.A. Inc. Project, Series 1993, 1.85% 2020 (3)                                             1,900               1,900
City of Valdez, Alaska, Marine Terminal Rev. Ref. Bonds:
 BP Pipelines (Alaska) Inc. Project, Series 2001, 1.90% 2037 (3)                                      5,400               5,400
 Exxon Pipeline Company Project:
  Series 1993A, B and C, 1.80% 2033 (3)                                                               1,525               1,525
  Series 1993A, 1.80% 2033 (3)                                                                        3,600               3,600
Industrial Dev. Auth. of the City of Waynesboro, Virginia, Variable Rate
 Residential Care Facs. Rev. Bonds (Sunnyside Presbyterian Home), Series 1997, 1.75% 2028 (3)         3,100               3,100




                                                                                                                        229,207


Total investment securities (cost: $2,793,091,000)                                                                    2,927,125
Excess of cash and receivables over payables                                                                              3,792

Net assets                                                                                                            2,930,917

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(3) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

See notes to financial statements

Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue

The Tax-Exempt Bond Fund of America
Financial statements

Statement of assets and liabilities  (dollars and shares in thousands, except per-share amounts)
at August 31, 2002

Assets:
 Investment securities at market
  (cost: $2,793,091)                                                                                       $2,927,125
 Cash                                                                                                              16
 Receivables for:
  Sales fund's shares                                                              $15,091
  Interest                                                                          34,559                     49,650
 Other assets                                                                                                       5
                                                                                                            2,976,796
Liabilities:
 Payables for:
  Purchases of investments                                                          38,508
  Repurchases of fund's shares                                                       1,491
  Dividends on fund's shares                                                         3,689
  Investment advisory services                                                         786
  Services provided by affiliates                                                    1,306
  Deferred Directors' compensation                                                      61
  Other fees and expenses                                                               38                     45,879
Net assets at August 31, 2002                                                                              $2,930,917

Net assets consist of:
 Capital paid in on shares of capital stock                                                                $2,789,645
 Undistributed net investment income                                                                            2,400
 Undistributed net realized gain                                                                                4,838
 Net unrealized appreciation                                                                                  134,034
Net assets at August 31, 2002                                                                              $2,930,917

Total authorized capital stock - 500,000 shares, $.001 par value
                                                     Net assets          Shares outstanding  Net asset value per share
                                                                                                                   (1)
Class A                                              $2,689,092                     216,747                     $12.41
Class B                                                  81,084                       6,536                      12.41
Class C                                                  82,309                       6,634                      12.41
Class F                                                  41,859                       3,374                      12.41
Class R-5                                                36,573                       2,948                      12.41
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.89.


See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2002
Investment income:
 Income:                                                          (dollars in thousands)
  Interest                                                                                                 $133,498

 Fees and expenses:
  Investment advisory services                                                    $8,315
  Distribution services                                                            6,915
  Transfer agent services                                                            556
  Administrative services                                                            110
  Reports to shareholders                                                            112
  Registration statement and prospectus                                              254
  Postage, stationery and supplies                                                    67
  Directors' compensation                                                             23
  Auditing and legal                                                                  45
  Custodian                                                                           46
  State and local taxes                                                               32                     16,475
 Net investment income                                                                                      117,023

Net realized gain and unrealized
 appreciation on investments:
 Net realized gain on
  investments                                                                                                 5,452
 Net unrealized appreciation on
  investments                                                                                                14,459
   Net realized gain and
    unrealized appreciation on investments                                                                   19,911
Net increase in net assets resulting
 from operations                                                                                            136,934



See Notes to Financial Statements





Statement of changes in net assets                                           (dollars in                 thousands)


                                                                    Year ended August 31
                                                                                   2,002                      2,001
Operations:
 Net investment income                                                           117,023                     98,917
 Net realized gain on investments                                                  5,452                      9,185
 Net unrealized appreciation on investments                                       14,459                     88,080
  Net increase in net assets
   resulting from operations                                                     136,934                    196,182

Dividends and distributions paid to
 shareholders:
  Dividends from net investment income                                          (115,494)                   (99,323)
  Distributions from net realized gain
   on investments                                                                 (6,122)                         -
    Total dividends and distributions paid
     to shareholders                                                            (121,616)                  ($99,323)

Capital share transactions                                                       665,106                   $319,616

Total increase in net assets                                                     680,424                   $416,475

Net assets:
 Beginning of year                                                             2,250,493                 $1,834,018
 End of year (including undistributed
  net investment income: $2,400 and $1,004,
  respectively)                                                                2,930,917                 $2,250,493



See Notes to Financial Statements

Notes to financial statements


1.       Organization and significant accounting policies

Organization - The Tax-Exempt Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of federally tax-free current income, consistent with the preservation of capital, through a diversified portfolio of municipal bonds.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
       Class A              Up to 3.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class B                 None           Declines from 5% to zero    Class B converts to Class A
                                               for redemptions within          after eight years
                                               six years of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class F                 None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class R-5                None                     None                          None

---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         On September 1, 2001, the fund began amortizing market discount daily over the expected life of fixed-income securities to comply with a recent change in accounting principles generally accepted in the United States of America. Adopting this change did not impact the fund's net asset value. However, it did result in changes to the classification of certain amounts between interest income and realized and unrealized gain or loss in the accompanying financial statements. Therefore, the undistributed net investment income amounts are primarily composed of these adjustments which were based on the fixed-income securities held by the fund on September 1, 2001. Because the fund determines its required distributions under federal income tax laws, adoption of this principle for financial accounting purposes will not affect the amount of distributions paid to shareholders.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of August 31, 2002, the cost of investment securities for federal income tax purposes was $2,790,694,000.

During the year ended August 31, 2002, the fund reclassified $359,000 from undistributed net investment income and $742,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting. tailor depending on circumstances of the fund. Only use when reclassification relates to Paid-in-capital.

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                  (dollars in
                                                  thousands)
Undistributed net investment income                         $3,754
Undistributed long-term capital gains                        4,838
Gross unrealized appreciation                              161,163
Gross unrealized depreciation                             (24,732)


The tax character of distributions paid was as follows (dollars in thousands):

Year ended August 31, 2002

                             Distributions from ordinary income
Share class                               Net investment income           Short-term capital gains
Class A                                                $110,878                      $1,666
Class B                                                   1,923                          27
Class C                                                   1,628                          21
Class F                                                     852                           9
Class R-5(1)                                                213                           0
Total                                                  $115,494                      $1,723

Year ended August 31, 2001
                             Distributions from ordinary income
Share class                               Net investment income           Short-term capital gains
Class A                                                 $98,662                           -
Class B                                                     489                           -
Class C(2)                                                  104                           -
Class F(2)                                                   68                           -
Total                                                   $99,323                           -






                             Distributions from long-term capital gains   Total distributions paid
Share class
Class A                                                     $4,256                    $116,800
Class B                                                         68                       2,018
Class C                                                         53                       1,702
Class F                                                         22                         883
Class R-5(1)                                                     -                         213
Total                                                       $4,399                    $121,616

Year ended August 31, 2001
                             Distributions from long-term capital gains   Total distributions paid
Share class
Class A                                                          -                     $98,662
Class B                                                          -                         489
Class C(2)                                                       -                         104
Class F(2)                                                       -                          68
Total                                                            -                     $99,323






(1) Class R-5 shares were offered beginning July 15, 2002. (2) Class C and Class
F shares were offered beginning March 15, 2001.



3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross investment income and decreasing to 2.25% on such income in excess of $8,333,333. For the year ended August 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.334% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F                                                      0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. The class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2002 unreimbursed expenses which remain subject to reimbursement totaled $3,275,000.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services.

         Expenses under the agreements described above for the year ended August 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A           $5,934            $542         Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B            498               14          Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C            435                                 $70
                                    Included in
                                   administrative
                                      services
----------------------------------                 --------------------
----------------------------------                 --------------------
    Class F             48                                 34
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-5      Not applicable                            6
-----------------------------------------------------------------------

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended August 31, 2002

Share class                   Sales(1)              Reinvestments of dividends and distributions
                                Amount       Shares                                       Amount       Shares
Class A                       $813,424       66,622                                      $75,729        6,208
Class B                         59,851        4,902                                        1,432          117
Class C                         74,616        6,112                                        1,232          101
Class F                         74,565        6,104                                          677           55
Class R-5(2)                    36,573        2,966                                           23            2
Total net increase
   (decrease) in fund       $1,059,029       86,706                                      $79,093        6,483

Year ended August 31, 2001
Share class                   Sales(1)              Reinvestments of dividends and distributions
                                Amount       Shares                                       Amount       Shares
Class A                       $550,783       45,771                                      $61,021        5,083
Class B                         23,399        1,942                                          340           28
Class C(3)                      14,787        1,217                                           74            6
Class F(3)                      15,575        1,286                                           51            4
Total net increase
   (decrease) in fund         $604,544       50,216                                      $61,486        5,121









                              Repurchases(1)             Net increase
                                      Amount     Shares                                   Amount       Shares
Class A                            ($414,673)   (33,978)                                $474,480       38,852
Class B                               (7,149)      (584)                                  54,134        4,435
Class C                               (9,672)      (792)                                  66,176        5,421
Class F                              (41,273)    (3,376)                                  33,969        2,783
Class R-5(2)                            (249)       (20)                                  36,347        2,948
Total net increase
   (decrease) in fund              ($473,016)   (38,750)                                $665,106       54,439

Year ended August 31, 2001
Share class                   Repurchases(1)             Net increase
                                      Amount     Shares                                  Amount       Shares
Class A                            ($335,993)   (28,027)                               $275,811       22,827
Class B                               (1,814)      (151)                                 21,925        1,819
Class C(3)                              (136)       (11)                                 14,725        1,212
Class F(3)                            (8,471)      (699)                                  7,155          591
Total net increase
   (decrease) in fund              ($346,414)   (28,888)                               $319,616       26,449






(1) Includes exchanges between share classes of the fund.
(2) Class R-5 shares were offered beginning July 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.



5. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of August 31, 2002, the total value of restricted securities was $9,965,000, which represents 0.34% of the net assets of the fund.

6. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $747,962,000 and $176,644,000, respectively, during the year ended August 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2002, the custodian fee of $46,000 includes $4,000 that was offset by this reduction, rather than paid in cash.



Financial Highlights                   (1)


                                                    Income from investment operations (2)
                                                                                                     Net
                                         Net asset                                          gains(losses)
                                             value,                                Net      on securities    Total from
                                          beginning                          investment    (both realized     investment
                                          of period                              income   and unrealized)     operations
Class A:
 Year ended 8/31/2002                        $12.38                               $0.57             $0.06          $0.63
 Year ended 8/31/2001                         11.81                                0.60              0.57           1.17
 Year ended 8/31/2000                         11.86                                0.60             (0.01)          0.59
 Year ended 8/31/1999                         12.60                                0.59             (0.55)          0.04
 Year ended 8/31/1998                         12.27                                0.62              0.37           0.99
Class B:
 Year ended 8/31/2002                         12.38                                0.48              0.06           0.54
 Year ended 8/31/2001                         11.81                                0.52              0.57           1.09
 Period from 3/15/2000 to 8/31/2000           11.50                                0.21              0.34           0.55
Class C:
 Year ended 8/31/2002                         12.38                                0.47              0.06           0.53
 Period from 3/15/2001 to 8/31/2001           12.10                                0.21              0.29           0.50
Class F:
 Year ended 8/31/2002                         12.38                                0.55              0.06           0.61
 Period from 3/15/2001 to 8/31/2001           12.10                                0.24              0.29           0.53
Class R-5:
 Period from 7/15/2002 to 8/31/2002           12.33                                0.07              0.08           0.15


                                            Dividends and distributions

                                             Dividends
                                             (from net Distributions                       Net asset                   Net assets,
                                            investment (from capital            Total      value, end      Total     end of period
                                               income)       gains)      distributions      of period   return(3)    (in millions)

Class A:
 Year ended 8/31/2002                           ($0.57)      ($0.03)          ($0.60)         $12.41        5.31%          $2,689
 Year ended 8/31/2001                            (0.60)           -            (0.60)          12.38       10.22           $2,202
 Year ended 8/31/2000                            (0.60)       (0.04)           (0.64)          11.81        5.27           $1,831
 Year ended 8/31/1999                            (0.59)       (0.19)           (0.78)          11.86        0.23           $1,917
 Year ended 8/31/1998                            (0.62)       (0.04)           (0.66)          12.60        8.26           $1,795
Class B:
 Year ended 8/31/2002                            (0.48)       (0.03)           (0.51)          12.41        4.53              $81
 Year ended 8/31/2001                            (0.52)           -            (0.52)          12.38        9.45              $26
 Period from 3/15/2000 to 8/31/2000              (0.24)           -            (0.24)          11.81        4.89               $3
Class C:
 Year ended 8/31/2002                            (0.47)       (0.03)           (0.50)          12.41        4.40              $82
 Period from 3/15/2001 to 8/31/2001              (0.22)           -            (0.22)          12.38        4.20              $15
Class F:
 Year ended 8/31/2002                            (0.55)       (0.03)           (0.58)          12.41        5.15              $42
 Period from 3/15/2001 to 8/31/2001              (0.25)           -            (0.25)          12.38        4.45               $7
Class R-5:
 Period from 7/15/2002 to 8/31/2002              (0.07)           -            (0.07)          12.41        1.23              $37





                                              Ratio of      Ratio of
                                             expenses    net income
                                             to average    to average
                                             net assets    net assets

Class A:
 Year ended 8/31/2002                            0.63%         4.73%
 Year ended 8/31/2001                            0.66          5.00
 Year ended 8/31/2000                            0.67          5.22
 Year ended 8/31/1999                            0.65          4.78
 Year ended 8/31/1998                            0.66          4.98
Class B:
 Year ended 8/31/2002                            1.38          3.91
 Year ended 8/31/2001                            1.40          4.06
 Period from 3/15/2000 to 8/31/2000              0.64          1.99
Class C:
 Year ended 8/31/2002                            1.51          3.79
 Period from 3/15/2001 to 8/31/2001              0.73          1.77
Class F:
 Year ended 8/31/2002                            0.78          4.54
 Period from 3/15/2001 to 8/31/2001              0.40          2.11
Class R-5:
 Period from 7/15/2002 to 8/31/2002              0.06          0.59







Portfolio turnover rate for all classes of shares

 2002              2001           2000        1999            1998

   8%               21%            29%         15%             23%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.



Report of Independent Accountants

To the Board of Directors and shareholders of The Tax-Exempt Bond Fund of America, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Exempt Bond Fund of America, Inc. (the "Fund") at August 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
September 30, 2002



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended August 31, 2002, the fund paid a long-term capital gain distribution of $4,399,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. For purposes of computing this exclusion, all of the dividends paid from net investment income qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

Since the information above is reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2003 to determine the calendar year amounts to be included on their 2002 tax returns. Shareholders should consult their tax advisers.